                                                                    EXHIBIT 10.5




                    LIMITED LIABILITY COMPANY AGREEMENT OF
                            CMGI @VENTURES IV, LLC

         THIS LIMITED LIABILITY COMPANY AGREEMENT of CMGI @Ventures IV, LLC (the "LLC"), dated as of June 1, 2000, is by and among the persons named on Schedule
                                                                       --------
A attached hereto, each of whom is designated as a Class A Member, a Class B
-
Member or a Class C Member.

         WHEREAS, CMG @Ventures Capital Corp. formed the LLC as a limited liability company pursuant to the Delaware Limited Liability Company Act, by the filing, on November 10, 1999, in the Office of the Secretary of State of the State of Delaware, of a Certificate of Formation for the LLC (the
"Certificate"); and

         WHEREAS, effective as of the date hereof, the persons designated on Schedule A as Class B Members and Class C Members have been admitted to the LLC;
----------
and

         WHEREAS, the Members desire to enter into this Agreement to set forth the agreements among the Members with respect to the LLC, all as more fully set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the agreements hereinafter set forth, the parties hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

         The following capitalized terms used in this Agreement shall have the respective meanings ascribed to them below:

         "Act" means the Delaware Limited Liability Company Act, in effect at the time of the initial filing of the Certificate with the Office of the Secretary of State of the State of Delaware, and as thereafter amended from time to time.

         "Affiliate" shall mean, with respect to any specified person or entity,
(i) any person or entity that directly or indirectly controls, is controlled by, or is under common control with such specified person or entity; (ii) any person or entity that directly or indirectly controls 10% or more of the outstanding equity securities of the specified entity or of which the specified person or entity is directly or indirectly the owner of 10% or more of any class of equity securities; (iii) any person or entity that is an officer of, director of, manager of, partner in, or trustee of, or serves in a similar capacity with respect to, the specified person or entity or of which the specified person or entity is an officer, director, partner, manager or trustee, or with respect to which the specified person or entity serves in a similar capacity; or (iv) any person that is a spouse, mother, father, brother, sister or lineal descendant of the specified person.

         "Agreement" means this Limited Liability Company Agreement as it may be amended, supplemented, or restated from time to time.

         "Aggregate Change of Control Purchase Price" shall have the meaning ascribed thereto in Section 8.04.

         "Appraiser" shall have the meaning ascribed thereto in Section 8.04.

         "Budget" shall have the meaning ascribed thereto in Section 6.05(a).

         "Capital Account" means a separate account maintained for each Member and adjusted in accordance with Treasury Regulations under Section 704 of the Code. To the extent consistent with such Treasury Regulations, the adjustments to such accounts shall include the following:

                    (i) There shall be credited to each Member's Capital Account the amount of any cash actually contributed by such Member to the capital of the LLC, the fair market value of any property contributed by such Member to the capital of the LLC, the amount of liabilities of the LLC assumed by the Member or to which property distributed to the Member was subject and such Member's share of the Net Profits of the LLC and of any items in the nature of income or gain separately allocated to the Members; and there shall be charged against each Member's Capital Account the amount of all cash distributions to such Member, the fair market value of any property distributed to such Member by the LLC, the amount of liabilities of the Member assumed by the LLC or to which property contributed by the Member to the LLC was subject and such Member's share of the Net Losses of the LLC and of any items in the nature of losses or deductions separately allocated to the Members.

                    (ii) If the LLC at any time distributes any of its assets kind to any Member, the Capital Account of each Member shall be adjusted to account for that Member's allocable share of the Net Profits, Net Losses or items thereof that would be realized by the LLC if it sold the assets that were distributed at their respective fair market values (taking Code Section 7701(g) into account) immediately prior to their distribution.

         "Capital Contribution" means the aggregate amount of cash and the fair market value (as determined in accordance with Section 6.09 hereof) of any property contributed to the LLC by a Member.

         "Class A Member" shall refer severally to any person named as a Class A Member in this Agreement and any person who becomes an additional, substitute or replacement Class A Member as permitted by this Agreement, in such person's capacity as a Class A Member of the LLC. "Class A Members" shall refer collectively to all such persons in their capacities as Class A Members.

         "Class B Member" shall refer severally to any person named as a Class B Member in this Agreement and any person who becomes an additional, substitute or replacement Class B Member as permitted by this Agreement, in such person's capacity as a Class B Member of the LLC. "Class B Members" shall refer collectively to all such persons in their capacities as Class B Members.

         "Class C Member" shall refer severally to any person named as a Class C Member in this Agreement and any person who becomes an additional, substitute or replacement Class C Member as permitted by this Agreement, in such person's capacity as a Class C Member of the

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LLC. "Class C Members" shall refer collectively to all such persons in their capacities as Class C Members.

         "Carrying Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes; provided, however, that (i) the initial
                                       --------  -------
Carrying Value of any asset contributed to the LLC shall be adjusted to equal its gross fair market value at the time of its contribution and (ii) the Carrying Values of all assets held by the LLC shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account) upon an adjustment to the Capital Accounts of the Members described in Treasury Regulation Section 1.704-1(b)(2)(iv)(f). The Carrying Value of any asset whose Carrying Value was adjusted pursuant to the preceding sentence thereafter shall be adjusted in accordance with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

         "Cause" shall mean, in connection with the termination of a Class B or Class C Member's relationship with the Employer:

                     (i) indictment for commission, conviction of, or plea of nolo contendere to, (A) a felony, whether or not business related, which may injure the business or reputation of the Employer, or (B) a crime of moral turpitude;

                    (ii) theft, embezzlement of assets of, or other financial fraud against, the Employer;

                    (iii) a material breach of any agreement between the Class B or Class C Member and the Employer including, without limitation, any violation of the covenants set forth in Sections 6.06 and 6.07 below, which breach is not cured within 30 days after written notice of such breach is given to such Member by the Employer;

                    (iv) the willful and continued failure by the Class B or Class C Member to substantially perform his or her duties (other than as a result of incapacity due to physical or mental illness);

                     (v) misappropriation for personal use of any material asset or business opportunity of the Employer; or

                     (vi) neglect of duties or responsibilities as an employee of the Employer, or as a Class B or Class C Member, or dishonesty or incompetence, or willful misconduct, which in any case adversely affects the business of the Employer, but only if there has been a good faith determination by Two-thirds in Number of the Class B Members (excluding any Class B Member which is the subject of the determination) that such neglect or misconduct or dishonesty or incompetence has occurred.

      Notwithstanding the foregoing, with respect to Charles Finnie, Finnie shall be deemed to have been terminated with Cause if there occurs a "Cause Termination" under the Finnie Letter Agreement.

         "Certificate" means the Certificate of Formation creating the LLC, as it may, from time to time, be amended in accordance with the Act.

         "Change of Control" shall have the meaning ascribed thereto in Section 8.04.

         "Change of Control Purchase Price" shall have the meaning ascribed thereto in Section 8.04.

         "CMGI" means CMGI Inc., a Delaware corporation.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Distributable Other Cash" means, with respect to any fiscal period, the sum of (i) the excess of (A) Other Cash Receipts over (B) the Expenses which the Class B Members allocate to Short-Term Investments and other activities that produce Other Cash Receipts in accordance with Exhibit 2 hereto.
                                               ---------

         "Employer" shall mean, for any Class B or Class C Member, the LLC, @Ventures Management LLC, CMGI or any Affiliate of any of them that employs the Class B or Class C Member on a substantially full-time basis. For purposes of this Agreement, a Portfolio Company shall not constitute an Affiliate of any of the LLC, or CMGI (and a Class B or Class C Member shall not be deemed to be employed by an Employer if such Class B or Class C Member is employed by a Portfolio Company), unless the Class A Member specifically elects in writing to treat a Portfolio Company as an Affiliate and such Portfolio Company falls within the definition of "Affiliate" set forth above.

         "Event of Forfeiture" shall mean and shall be deemed to have occurred in the event that:

                           (x) a Class B or Class C Member dies or becomes mentally or physically disabled (as determined by a physician licensed in the Commonwealth of Massachusetts, selected by the Class B Members exclusive of any Class B Member which is the subject of the determination) or a conservator or guardian is appointed for the benefit of any Class B or Class C Member or his property;

                           (y) the relationship of such Class B or Class C Member to all Employers is terminated by such Member or by the Employer, in either case without Cause (subject to clause (z) below in the case of a termination by the Member without cause), or for any reason other than the reasons specified in clauses (x) and (z) of this definition (each of the foregoing, a "Clause Y Event"); or

                           (z) the relationship of such Class B or Class C Member to the LLC is (I) terminated by the LLC with Cause (in accordance with the procedures described in Section 6.01(g) below), or
         (II) terminated by the Class B or Class C Member, following which termination it is determined (in accordance with the procedures described in Section 6.01(g) below) that the LLC had Cause to terminate such Member (each of the foregoing, a "Clause Z Event").

An Event of Forfeiture for a Class B or Class C Member whose relationship with all Employers was terminated pursuant to clause (y) may thereafter occur if any Clause Z Event occurs with respect to such Class B or Class C Member.

         Notwithstanding the foregoing, with respect to Charles Finnie, an Event of Forfeiture shall be deemed to have occurred if an "Event of Termination" occurs with respect to Finnie for purposes of the Finnie Letter Agreement.

         "Expenses" shall mean, for any fiscal period, any and all expenses of the LLC (other than Unreimbursed Acquisition Expenses and expenses incurred in connection with the acquisition of an Investment by the LLC which were reimbursed by a third party), including:

                    (i) cash disbursements for all items which are customarily considered to be "operating expenses", including without limitation amounts paid by the LLC under Section 6.04;

                    (ii) payments of interest, principal and premium and points and other costs of borrowing under any indebtedness of the LLC;

                    (iii) payments made to purchase inventory or capital assets other than Investments, and capital construction, rehabilitation, alterations and improvements;

                    (iv) payments (other than the purchase price) made in connection with the purchase or sale of securities, and brokerage commissions, finders fees and transaction costs;

                    (v) amounts set aside as reserves for working capital, contingent liabilities, replacements or for any of the expenditures described in clauses (i) through

                    (iv) above which are deemed by the Class B Members (in their reasonable discretion) to be necessary to meet the current and anticipated future needs of the LLC; an d

                    (vi) the amount of any economic loss actually realized with respect to any Short-Term Investments of the LLC.

         "Finnie Letter Agreement" means that certain letter agreement dated as of September 14, 2000 between Charles Finnie and CMGI @Ventures, Inc.

         "Follow-on Investment" shall mean an Investment in securities of a Portfolio Company in which the LLC owns securities or debt instruments.

         "Former Profit Member" shall mean any person holding an interest in the LLC as a Profit Member as to whom an Event of Forfeiture has occurred.

         "Fully Loaded Investment Cost" means, for a particular Investment, an amount equal to the sum of (i) the aggregate purchase price paid by the LLC for such Investment, (ii) the aggregate Unreimbursed Acquisition Expenses attributable to such Investment and (iii) the aggregate amount of Expenses allocated to such Investment (in accordance with Exhibit 2 hereto) to the extent
                                                 ---------
such Expenses were considered to be funded by Capital Contributions as determined in accordance with Exhibit 2 hereto. It is the intention of the
                              ---------
Members that the amount of any Capital Contribution will ultimately be allocated to the Fully Loaded Investment Cost of one or more Investments in accordance with Exhibit 2 hereto.
     ---------
          "Initial Election" shall have the meaning ascribed thereto in Section 8.04.

         "Investment" means an investment in a Portfolio Company made by the LLC, including without limitation a Follow-on Investment. As and when the LLC makes an Investment, there shall be attached to this Agreement a Schedule for such Investment, which shall reflect the information described in Section 3.03(a). Each such Schedule is hereinafter referred to as an "Investment Schedule" and all such Schedules are referred to collectively as the "Investment Schedules." The term "Investment" shall not include Short-Term Investments made by the LLC; provided, however, that investments funded from Net Investment
            --------  -------
Receipts attributable to a particular Investment shall be considered to be the successor of such Investment and shall be treated for all purposes of this Agreement as the original Investment rather than as one or more Short-Term Investments.

         "Investment Loss" shall mean, with respect to any Investment, the excess, if any, of the Fully Loaded Investment Cost relating to such Investment (reduced by the amount of any previously recorded Investment Losses with respect to such Investment) over (i) the amount realized by the LLC upon a disposition of the Investment or, if the LLC has not disposed of the Investment, (ii) the lower of (A) the lowest fair market value of the Investment reflected at any time on the balance sheet of the LLC for financial accounting purposes and (B) the lowest fair market value of the Investment at any time as determined by the Class B Members in their reasonable discretion.

         "Investment Percentage Interest" means each Member's Percentage Interest in an Investment, as specified on the Investment Schedule for such Investment.

         "Investment Receipts" shall mean, with respect to any Investment, the amount of any cash and the fair market value (as determined in accordance with Section 6.09 hereof) of any property received by the LLC with respect to such Investment. For this purpose, any Investment held by the LLC shall be considered to give rise to a receipt at the time it is distributed to the Members.

         "LLC" means the limited liability company formed pursuant to the Certificate and this Agreement, as it may from time to time be constituted and amended.

         "Majority in Number of the Class B Members" means, with respect to a particular action or matter, a majority in number of the Class B Members then entitled to vote on the action.

          "Marketable Securities" means securities of the LLC (i) that are freely tradeable pursuant to a registration under the Securities Act, or an exemption therefrom, (ii) that immediately after giving effect to their distribution will not be subject to any contractual restriction on transfer,
(iii) that will be traded on a national securities exchange or reported through the National Association of Securities Dealers Automated Quotation System, and
(iv) that may be sold without regard to volume limitations.

         "Member" shall refer severally to any person named as a Class A Member, Class B Member or Class C Member in this Agreement and any person who becomes an additional, substitute or replacement Class A, Class B or Class C Member as permitted by this Agreement, in such person's capacity as a Member of the LLC. "Members" shall refer collectively to all such persons in their capacities as Members.

         "Net Investment Receipts" shall mean, with respect to any particular Investment for any fiscal period, the excess of all Investment Receipts of the LLC with respect to such Investment for such fiscal period over the aggregate amount of Expenses relating to such Investment for such fiscal period. The amount of Expenses allocable to a particular investment shall be determined in accordance with Section III of Exhibit 2 hereto.
                               ---------

         "Net Profits" and "Net Losses" mean the taxable income or loss, as the case may be, for a period as determined in accordance with Code Section 703(a) computed with the following adjustments:

                    (i) Items of gain, loss, and deduction shall be computed based upon the Carrying Values of the LLC's assets (in accordance with Treasury Regulation Sections 1.704(b)(2)(iv)(g) and/or 1.704-3(d)) rather than upon the assets' adjusted bases for federal income tax purposes;

                    (ii) Any tax-exempt income received by the LLC shall be included as an item of gross income;

                    (iii) The amount of any adjustments to the Carrying Values of any assets of the LLC pursuant to Code Section 743 shall not be taken into account;
                    (iv) Any expenditure of the LLC described in Code Section 705(a)(2)(B) (including any expenditures treated as being described in Section 705(a)(2)(B) pursuant to Treasury Regulations under Code Section 704(b)) shall be treated as a deductible expense;

                    (v) The amount of items of income, gain, loss or deduction specially allocated to any Members pursuant to Sections 5.02 or 5.03 shall not be included in the computation;

                    (vi) The amount of any items of Net Profits or Net Losses deemed realized pursuant to paragraph (ii) of the definition of "Capital Account" shall be included in the computation;

                    (vii) The amount of any adjustment to the Carrying Value of an asset of the LLC pursuant to clause (ii) of the definition of "Carrying Value" shall be included as an item of gain (if positive) or loss (if negative); and

                    (viii) The amount of any Net Profits Attributable to Other Cash Receipts shall be excluded from the computation.

         "Net Profits Attributable to Other Cash Receipts" means Net Profits computed solely with respect to the activities and assets that produce Other Cash Receipts. For purposes of computing Net Profits Attributable to Other Cash Receipts, items of deduction or loss shall be allocated to such activities and assets in a manner similar to that set forth in Exhibit 2 hereto for the allocation of Expenses.

         "Other Cash Receipts" means cash receipts of the LLC, exclusive of Capital Contributions of the Members, which the Class B Members reasonably determine are not attributable to Investments; provided, however, that Other
                                               --------- -------
Cash Receipts shall not include any receipts of the LLC from a disposition of a Short-Term Investment to the extent such receipts do not exceed the amount of the original acquisition price of the Short-Term Investment plus the amount of any Expenses previously allocated to such Short-Term Investment to the extent treated as funded by Capital Contributions as a result of the application of Sections I or II of Exhibit 2 hereto (i.e., Other Cash Receipts attributable to Short-Term Investments generally shall only include receipts attributable to income and gain realized with respect to such Short-Term Investments).

         "Percentage Interest" shall be the percentage interest of a Member set forth in Schedule B, as amended from time to time, and subject to adjustment
         ----------
pursuant to Sections 3.04, 8.02 and 8.03.

         "Permitted Transferee" means (A) any Member; (B) any spouse, parent, lineal descendant (including a natural or adopted child, grandchild, etc.), brother, sister, or spouse of a brother or sister of a Member; (C) any trust, corporation or partnership or other entity in which any Member and/or one of the persons designated in clause (B) is a principal, beneficiary, majority stockholder, member or limited or general partner with an aggregate interest in profits and losses of greater than fifty percent; (D) grantors or beneficiaries of a trust which is (or of which the trustees thereof are, in their capacities as trustees) a Member; or (E) charitable foundations created or primarily endowed by a Member or a member of his or her family.

         "Portfolio Company" means the issuer of any security in which the LLC has invested, other than issuers in which the LLC has made short-term investments pending the making of long-term investments.

         "Profit Member" shall refer severally to any person named as a Class B Member or a C Member in this Agreement and any person who becomes an additional, substitute or replacement Class B Member or Class C Member as permitted by this Agreement, in such person's capacity as a Class B Member or Class C Member of the LLC. "Profit Members" shall refer collectively to all such persons in their capacities as Profit Members.

         "Qualifying Change of Control" shall have the meaning ascribed thereto in Section 8.04.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Short-Term Investment" means any investment (other than an Investment), including any bank, money market or similar account, in which the LLC invests pending the acquisition of one or more Investments. Such term shall not include any investment characterized as an Investment pursuant to the proviso to the last sentence of the definition of "Investment."

         "Target Balance" means, for each Member at any point in time, either
(i) a positive amount equal to the net amount, if any, the Member would be entitled to receive or (ii) a negative amount equal to the net amount the Member would be required to pay or contribute to the LLC or to any third party, assuming, in each case, that (A) the LLC sold all of its assets for an aggregate purchase price equal to the aggregate Carrying Value of the LLC's assets, (B) any

Member that was obligated to contribute to the LLC pursuant to Section 3.01(c) hereof or otherwise (including the amount any Member was obligated to pay to any third party pursuant to the terms of any liability of the LLC or pursuant to any guaranty, indemnity or similar ancillary agreement or arrangement entered into in connection with any liability of the LLC) contributed such amount to the LLC,
(C) all liabilities of the LLC were paid in accordance with their terms from the amounts specified in clauses (A) and (B) of this sentence and (D) the balance, if any, of the amounts specified in clauses (A) and (B) of this sentence was distributed in accordance with Section 4.01(b) (taking into account the last sentence thereof) and (c) hereof, as applicable.

         "Termination of Contributions" shall be deemed to have occurred upon
(i) the Class A Member's failure for any reason to make any contributions of capital for Investments (other than Follow-On Investments) proposed in good faith by the Class B Members under Section 3.01(b)(i) for at least 120 consecutive days, provided that, during such 120-day period the Class B Members proposed in good faith at least three Investments (other than Follow-On Investments) or (ii) the Class A Member's written notice to the LLC that it intends to suspend (permanently or temporarily) its investments in the LLC for a period of 120 days or more; except that, in either case, if during the 60-day period following such 120-day period (in the case of clause (i)) or any such notice (in the case of clause (ii)), (x) the Class A Member makes contributions for at least two Investments (other than Follow-On Investments) which are proposed in good faith by the Class B Members during such 60-day period or (y) the Class B Members fail to propose in good faith at least two Investments (other than Follow-on Investments) during such 60-day period, then a Termination of Contributions shall be deemed not to have occurred.

         "Two-thirds in Number of the Class B Members" means, with respect to a particular action or matter, as least two-thirds in number of the Class B Members entitled to vote on the action.

         "Unrecovered Capital Contribution" shall have the meaning ascribed thereto in Section 8.04.

          "Unreimbursed Acquisition Expense" means, with respect to any Investment, the amount of any costs or expenses incurred by the LLC in connection with the acquisition of such Investment, as reasonably determined by the Class B Members, which costs and expenses were not reimbursed by a third party.

         "Unreturned Fully Loaded Investment Cost" means, at any point in time, with respect to an Investment, the excess, if any, of (i) the aggregate Fully Loaded Investment Cost of such Investment over (ii) the aggregate cumulative amount distributed pursuant to Section 4.01(b)(i) or (ii), as applicable, with respect to such Investment.

         "Vesting Commencement Date" means, for each Class B or Class C Member, the Vesting Commencement Date specified on Schedule A attached hereto.
                                           ----------

         "Vesting Escrow" shall have the meaning ascribed thereto in Section
4.02.

         "Vested Percentage" means, for any Profit Member, a fraction (expressed as a percentage) the numerator of which is the number of whole calendar quarters that have elapsed between such Profit Member's Vesting Commencement Date and the date of determination and the denominator of which is 20; provided, however, that (I)
                                                  --------- -------
the Vested Percentage of each Profit Member prior to the first anniversary of such Member's Vesting Commencement Date shall equal zero; (II) upon the occurrence of a Change of Control or a Termination of Contributions, each Profit Member's and Former Profit Member's Vested Percentage shall equal 100% and (III) in no event shall a Profit Member's Vested Percentage exceed 100%.

                                  ARTICLE II
                              GENERAL PROVISIONS


     2.01  Formation of Limited Liability Company; Foreign Qualification. The
           -------------------------------------------------------------
Class A Member formed the LLC as a limited liability company under the Act on November 10, 1999, by the filing on such date of the Certificate in the Office of the Secretary of State of the State of Delaware. The Certificate was amended by the filing of a certificate of amendment thereto, which was filed in the Office of the Secretary of State of the State of Delaware on December 10, 1999.

        The LLC shall comply, to the extent procedures are available, with all requirements necessary to qualify the LLC as a foreign limited liability company in each jurisdiction in which such qualification is either necessary or appropriate. Each Member shall execute, acknowledge, swear to and deliver all certificates and other instruments conforming to this Agreement that are necessary or appropriate to qualify, or, as appropriate, to continue or terminate the foreign qualification of, the LLC as a limited liability company in all such jurisdictions in which the LLC may conduct business.

     2.02  Name of the LLC. The LLC was formed under the name CMG @Ventures IV,
           ---------------
LLC. The name of the LLC was changed, effective December 10, 1999, to CMGI @Ventures IV, LLC. 2.03 Business of the LLC. The general character of the business of the LLC is to (a) make equity and equity-related investments in business enterprises of all types; (b) manage, supervise, vote, hold and dispose of such investments, and receive the profits and losses therefrom; and (c) engage in any activities directly or indirectly related or incidental thereto which may be lawfully conducted by a limited liability company formed under the laws of the State of Delaware.

     2.04  Place of Business of the LLC; Resident Agent. The address of the
           --------------------------------------------
principal place of business of the LLC, and the office at which the LLC will maintain its records is 100 Brickstone Square, Andover, Massachusetts 01810. The LLC's registered office in Delaware is c/o Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware, 19810, and the LLC's registered agent for service of process in Delaware is Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware, 19810. The Class B Members may at any time and from time in-to time change the LLC's principal place of business, establish additional places of business, change the LLC's registered agent or registered office in Delaware, and in each case shall promptly provide notice of any of such actions (identifying all such offices and agents) to all Members.

     2.05   Duration of the LLC. The term of the LLC commenced on November 10,
            -------------------
1999, and the LLC shall have perpetual existence, unless earlier terminated in accordance with Article IX hereof.

     2.06   Members' Names and Addresses. The name and address of each Member
            ----------------------------
are set forth on Schedule A. Additional Members may be admitted in accordance
                 ----------
with the procedures specified in Article VIII. A Member may not resign from the LLC at any time.

     2.07   No Partnership. The LLC is not intended to be a general partnership,
            --------------
limited partnership or joint venture, and no Member shall be considered to be a partner or joint venturer of any other Member, for any purposes other than foreign and domestic federal, state, provincial and local income tax purposes, and this Agreement shall not be construed to suggest otherwise.

     2.08   Title to LLC Property. All property owned by the LLC, whether real
            ---------------------
or personal, tangible or intangible, shall be deemed to be owned by the LLC as an entity, and no Member, individually, shall have any ownership of such property. The LLC may hold any of its assets in its own name or in the name of its nominee, which nominee may be one or more trusts. Any property held by a nominee trust for the benefit of the LLC shall, for purposes of this Agreement, be treated as if such property were directly owned by the LLC.

     2.09   Nature of Member's Interest. The interests of all of the Members in
            ---------------------------
the LLC are personal property and shall not, under any circumstances, be considered real property.

     2.10   Investment Representations. Each Member, by execution of this
            --------------------------
Agreement or an amendment hereto reflecting such Member's admission to the LLC, hereby represents and warrants to the LLC that:

            (a) It is acquiring an interest in the LLC for its own account for investment only, and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act or any rule or regulation thereunder.

            (b) It understands that (i) the interest in the LLC it is acquiring has not been registered under the Securities Act or applicable state securities laws and cannot be resold unless subsequently registered under the Securities Act and such laws or unless an exemption from such registration is available, (ii) such registration under the Securities Act and such laws is unlikely at any time in the future and neither the LLC nor the Members are obligated to file a registration statement under the Securities Act or such laws, and (iii) the assignment, sale, transfer, exchange, or other disposition of the interests in the LLC is restricted in accordance with the terms of this Agreement.

            (c) It has had such opportunity as it has deemed adequate to ask questions of and receive answers from representatives of the LLC concerning the LLC, and to obtain from representatives of the LLC such information which the LLC possesses or can acquire without unreasonable effort or expense, as is necessary to evaluate the merits and risks of an investment in the LLC.

            (d) It has, either alone or with its professional advisers, sufficient experience in business, financial and investment matters to be able to evaluate the merits and risks involved in investing in the LLC and to make an informed investment decision with respect to such investment.

          (e) It can afford a complete loss of the value of its investment in the LLC and is able to bear the economic risk of holding such investment for an indefinite period.

          (f) If it is an entity, (i) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) it has full organizational power to execute and deliver this Agreement and to perform its obligations hereunder, (iii) its execution, delivery and performance of this Agreement has been authorized by all requisite action on behalf of the entity, and (iv) it has duly executed and delivered this Agreement.

          (g) In the case of each Profit Member, its interest in the LLC is subject to vesting and forfeiture, as provided in this Agreement.

                                  ARTICLE III
                             CAPITAL CONTRIBUTIONS

    3.01  Capital Contributions.
          ---------------------

          (a) Each Member shall be required to make Capital Contributions to the LLC in accordance with this Section 3.01.

          (b) As and when the LLC requires capital, the Class A Member shall contribute the amount required, subject to and in accordance with the provisions of this Section 3.01(b).

               (i) As and when the LLC requires capital to make an Investment, the Class B Members shall provide a notice (which notice may be given in writing or by electronic mail) to the Class A Member which describes (A) the Investment,
(B) the aggregate purchase price of such proposed Investment, (C) the Unreimbursed Acquisition Expenses, if any, reasonably expected to be incurred in connection with the acquisition of the Investment, and (D) the expected date on which such Investment is proposed to be made. If the Class A Member approves the making of such Investment, it shall contribute to the capital of the LLC the aggregate purchase price and Unreimbursed Acquisition Expenses specified in the notice, on or before the date of the anticipated purchase of the Investment. The Class A Member may approve or disapprove the making of any proposed Investment in its sole and absolute discretion. If the Class A Member fails to notify the Class B Members of its decision with respect to the proposed Investment, it shall be deemed to have disapproved the proposed Investment.

               (ii) As and when the LLC requires funds to finance its operations (other than amounts of the types described in Section 3.01(b)(i) above), the Class B Members shall notify the Class A Member of the amount required and the intended uses thereof (which notice may be given in writing or by electronic mail). Provided that such amounts and the purposes for which they are proposed to be used are consistent with the Budget for the LLC as then in effect, the Class A Member shall contribute the funds requested in the notice within 10 business days after receipt of such notice.

               (iii) The Class B Members may call for capital from the Class A Member for any other purpose from time to time as needed; provided that the Class A Member shall not be obligated to contribute any such amount unless it consents thereto, which consent may be withheld in the Class A Member's sole and absolute discretion. In connection with any such call, the Class B Members shall provide to the Class A Member notice of a call for capital (which notice may be given in writing or by electronic mail), which notice shall specify the aggregate amount called for, a general statement of the purposes for which such capital call is being made, and the date on which the capital contribution is due (which date shall, to the extent reasonably practicable, be not less than 10 business days after the date of the notice).

          (c) If and to the extent that upon dissolution of the LLC, the Profit Members as a group shall have received, during the term of the LLC, aggregate distributions which exceed an amount equal to 20% of the excess of (x) all distributions made by the LLC to all Members (other than distributions pursuant to Section 4.01(c)) over (y) the aggregate amount of the Capital Contributions made by the Class A Member to the LLC, then each Profit Member shall contribute to the LLC (which shall promptly distribute such amounts to the Class A Member) a portion of such amount based on the aggregate amount of distributions received by such Profit Member from the LLC as compared to the aggregate amount of distributions received by all Profit Members from the LLC. Any amount held for the benefit of a Profit Member in a Vesting Escrow shall be applied towards such Profit Member's contribution obligation hereunder, and the remaining amount of such obligation, if any, shall be funded by such Profit Member. Notwithstanding the foregoing, in no event shall any Profit Member be obligated to contribute to the LLC any amount pursuant to this clause (ii) in excess of (x) the total amount of distributions received by such Profit Member (or held in the Vesting Escrow for the benefit of such Profit Member) from the LLC minus (y) the cumulative Tax Distribution Amounts which such Profit Member would have received assuming for purposes of this clause (y) that the LLC had paid the maximum Tax Distribution Amount permitted under Section 4.01(d) in each fiscal year. The obligation of each Member to make Capital Contributions pursuant to this Section 3.01(c) shall survive the withdrawal, resignation or default of any Profit Member, and the occurrence of an Event of Forfeiture of any Profit Member (and the Capital Contribution obligation contemplated hereby shall be borne by all persons who at any time received distributions from the LLC in their capacities as Profit Members or Former Profit Members).

          (d) The LLC shall maintain written records indicating the amount of Capital Contributed by the Class A Member to the LLC.

    3.02  No Additional Capital. Except as provided in this Article III, no
          ---------------------
Member shall be obligated or permitted to contribute any additional capital to the LLC. No interest shall accrue on any Capital Contributions of the LLC, and no Member shall have the right to withdraw or to be repaid any Capital Contribution made by it or to receive any other payment in respect of its interest in the LLC, including without limitation as a result of the withdrawal or resignation of such Member from the LLC, except as specifically provided in this Agreement.

    3.03  Anticipated Operations of the LLC.
          ---------------------------------

          (a) As and when the LLC acquires an Investment, the Class B Members shall create an Investment Schedule for such Investment, which shall be attached to this Agreement.

The Investment Schedule for each Investment shall reflect (a) the Portfolio Company issuing the securities, (b) the Acquisition Date, (d) the number and class or series of shares of such securities, (c) the aggregate purchase price of such Investment, (d) the Unreimbursed Acquisition Expenses incurred by the LLC in connection with the acquisition of such Investment, (e) the Investment Percentage Interest of each of the Members in such Investment (determined in the manner hereinafter provided) and (f) such other information, if any, as the Class B Members may deem appropriate.

          (b) The Investment Percentage Interest of the Class A Member in each Investment (including Follow-on Investments) shall at all times equal 80%.

          (c) Subject to Section 3.04, the Investment Percentage Interest of each Profit Member for whom an Event of Forfeiture has not occurred in any Investment shall be determined in the manner provided in this Section 3.03(c).

          First, the Investment Percentage Interest, if any, of Charles Finnie ("Finnie") in the Investment shall be determined. If an Investment is identified to the LLC, and developed, by Finnie (taking into account all relevant facts and circumstances, including whether any other Member was aware of the particular investment opportunity), in accordance with the guidelines specified in the Finnie Letter Agreement, and Finnie will thereafter serve on the board of directors of the Investment as the LLC's designee and actively monitor such Investment, as specified in the Finnie Letter Agreement, Finnie's Investment Percentage Interest in such Investment shall be 2%; if an Investment is identified to the LLC, and developed, by Finnie (taking into account all relevant facts and circumstances, including whether any other Member was aware of the particular investment opportunity), in accordance with the guidelines specified in the Finne Letter Agreement, and Finnie will not thereafter serve on the board of directors of the investment as the LLC's designee, Finnie's Investment Percentage Interest in such Investment shall be 1%; and in all other cases Finnie's Investment Percentage Interest shall be zero. A Majority in Number of the Class B Members shall, in their reasonable judgment, make all determinations as to Finnie's Investment Percentage Interest, if any, in each Investment in accordance with the standards enumerated in this paragraph and the Finnie Letter Agreement. The Investment Percentage Interest of each other Profit Member (exclusive of any Profit Member for whom an Event of Forfeiture has occurred) in any Investment shall equal (I) 20% minus the Investment Percentage Interest, if any, of Finnie in such Investment multiplied by (II) a fraction (x) the numerator of which shall equal such Profit Member's Percentage Interest as of the date on which such Investment is made and (y) the denominator of which shall equal the aggregate Percentage Interests on such date of all Profit Members exclusive of those for whom an Event of Forfeiture has occurred. The Investment Percentage Interest of each Profit Member (including Finnie) in each Investment shall be subject to reduction upon the occurrence of an Event of Forfeiture. If Finnie's Investment Percentage Interest in a particular investment is initially fixed at 2%, and thereafter Finnie ceases to serve on the board of the directors of the Investment as the LLC's designee and to actively monitor such Investment (as determined by a Majority in Number of the Class B Members and in accordance with the Finnie Letter Agreement), Finnie's interest in such Investment shall be reduced to 1%, and the 1% interest in such Investment forfeited by Finnie shall be reallocated among the Class B Members participating in such Investment (exclusive of any Class B Member for whom an Event of

Forfeiture has occurred), pro rata based on their respective Investment Percentage Interests in such Investment.

   3.04   Event of Forfeiture.
          -------------------

          (a) Each Profit Member's Percentage Interest and Investment Percentage Interest in each Investment are subject to adjustment upon the occurrence of an Event of Forfeiture with respect to such Profit Member, as provided in this Section 3.04. In no event shall the provisions of this Section
3.04 be applicable to the interest of the Class A Member.

          (b) Upon the occurrence of an Event of Forfeiture with respect to a Profit Member:

               (i) Such Profit Member's Percentage Interest in the LLC shall, from and after the date of the Event of Forfeiture, be reduced to zero, and the Percentage Interest in the LLC of all Class B Members (exclusive of any Class B Member for whom an Event of Forfeiture has occurred) shall be increased by an aggregate amount equal to the amount of the Percentage Interest of the Profit Member for whom the Event of Forfeiture has occurred (such increase to be allocated among such Class B Members in proportion to their respective Percentage Interests immediately prior to the adjustment contemplated hereby).

               (ii) If the Event of Forfeiture is not a Clause Z Event, such Profit Member's Investment Percentage Interest in each Investment in which such Profit Member participates shall be reduced to a Percentage determined by multiplying the Profit Member's initial Investment Percentage Interest by such Profit Member's then Vested Percentage; provided that, if the Event of Forfeiture is a Clause Y Event, Two-thirds in Number of the Class B Members may elect to permit such Profit Member to retain a greater Investment Percentage Interest in all or certain Investments, but in no event may such retained Investment Percentage Interest in any such Investment exceed such Profit Member's Investment Percentage Interest in such Investment immediately prior to the occurrence of the Event of Forfeiture. If the Event of Forfeiture is a Clause Z Event, such Profit Member's Investment Percentage Interest in each Investment in which such Profit Member participates shall be reduced to zero. The Investment Percentage Interest in each Investment of all Class B Members (exclusive of any Class B Member for whom an Event of Forfeiture has occurred) participating in such Investment shall be increased by an aggregate amount equal to the amount of the reduction in the Investment Percentage Interest of the Profit Member for whom the Event of Forfeiture has occurred (such increase to be allocated among them in proportion to such Class B Members' respective Investment Percentage Interests in such Investment immediately prior to the adjustment contemplated hereby).

               (iii) Any amount held in any Vesting Escrow for the benefit of such Profit Member, to the extent allocable to the portion of each Investment forfeited under clause (ii) above, shall be forfeited. Amounts so forfeited shall (subject to the provisions of this Section 3.04 and Section 4.02) be allocated, on an Investment-by-Investment basis, to all Class B Members (exclusive of any Class B Member for whom an Event of Forfeiture has occurred) participating in each such Investment (such distributions to be allocated among them in proportion to their respective Investment Percentage Interests in each such Investment immediately prior to the adjustment contemplated hereby).

               (iv) Such Profit Member shall have no right to vote on or participate in any decision or matter on or in which Profit Members (or any Class thereof) are entitled to vote or participate and such Profit Member shall be disregarded for all purposes in determining the number of Class B or Class C Members which constitute a Majority in Number of the Class B or Class C Members, as applicable, or the number or percentage or Class B Members or Class C Members or Profit Members entitled to vote on any matter, as the case may be.

          (c) A Profit Member with respect to whom an Event of Forfeiture has occurred: (i) shall not be entitled to participate in any Investment (including without limitation, a Follow-on Investment) made by the LLC after the date of the Event of Forfeiture; and (ii) automatically and without any action on the part of the LLC, such Profit Member or any other Member, shall be deemed to have withdrawn from the LLC on the first date on which the LLC no longer owns any Investment in which such Profit Member has an Investment Percentage Interest. In no event shall any portion of the interest of a Profit Member with respect to whom an Event of Forfeiture has occurred vest after the date of such Event of Forfeiture, including without limitation upon the occurrence of a Change of Control.

    The Class B Members shall make all determinations under this Section 3.04 (including determinations as to when and whether an Event of Forfeiture has occurred, and the reduction in the Percentage Interest and Investment Percentage Interests of the affected Profit Member in connection therewith), in their reasonable discretion.

                                  ARTICLE IV
                                 DISTRIBUTIONS

    4.01  Distribution of Net Investment Receipts and Distributable Other Cash.
          --------------------------------------------------------------------

          (a) Net Investment Receipts of the LLC shall be distributed on an Investment-by-Investment basis. To the extent that such Net Investment Receipts constitute (x) Marketable Securities, or (y) cash realized from the sale or disposition of an Investment, such Net Investment Receipts shall be distributed
(i) in the case of Marketable Securities, as soon as reasonably practicable after they become Marketable Securities, and (ii) in the case of such cash, as soon as reasonably practicable following receipt by the LLC thereof. Distributable Other Cash shall be distributed, in such amounts as the Class B Members may determine, but not less frequently than quarterly, within 30 days following the last day of each fiscal quarter of the LLC. All other Net Investment Receipts shall be distributed at such times and in such amounts as the Class B Members may in their reasonable discretion determine. Any non-cash distributions made to the Members shall be valued, as of the date of distribution, at their respective fair market values, as determined by the Class B Members in good faith and in a manner consistent with the valuation procedures contained in Section 6.09.

          (b) Subject to the provisions of Sections 4.02 and 9.02(b) below, Net Investment Receipts related to an Investment shall be distributed as follows:

               (i) First, to the Class A Member, an amount equal to the Unreturned Fully Loaded Investment Cost with respect to the Investment generating the Net Investment Receipts (reduced by the amount of any Investment Loss previously realized with respect to such Investment);

               (ii) Second, to the Class A Member until the aggregate amount distributed pursuant to this clause (ii) equals the aggregate cumulative amount of Investment Loss incurred by the LLC with respect to all Investments; and

               (iii) The balance, if any, to the Members in proportion to their respective Investment Percentage Interests in the Investment generating the Net Investment Receipts on the date the LLC makes such distribution.

     Notwithstanding the foregoing, distributions of Net Investment Receipts from the LLC's investment in Half.com shall be made in accordance with the provisions of Exhibit 1, but shall be subject to the provisions of Section 4.02
              ---------
and all other provisions of this Agreement.

          (c) Subject to the provisions of Section 9.02(b) below, Distributable Other Cash shall be distributed 100% to the Class A Member. (d) The Class B Members will use reasonable efforts to cause the LLC to distribute to each Member in each year the Tax Distribution Amount (as defined below), which amount shall be treated as an advance against future distributions to such Member pursuant to Section 4.01(b) above. The Tax Distribution Amount shall equal an amount which, when added to all distributions previously made to the Member pursuant to this Section 4.01 from the inception of the LLC, equals the product of (i) the Member's allocable share of the net taxable income of the LLC computed on an aggregate cumulative basis from the inception of the LLC and (ii) the Applicable Marginal Rate (as hereinafter defined). The "Applicable Marginal Rate" shall equal the higher of (x) the highest combined marginal rate of federal and Massachusetts state income tax applicable to individuals for any year since the inception of the LLC and (y) the highest combined marginal rate of federal and California state income tax applicable to individuals for any year since the inception of the LLC. Separate Tax Distribution Amounts shall be computed with respect to each Investment, and, to the extent practicable, the required distribution of the Tax Distribution Amount attributable to a particular Investment for a particular period shall be satisfied by a distribution of Net Investment Receipts attributable to such Investment. To the extent that the required distribution of the Tax Distribution Amount attributable to a particular Investment is satisfied by a distribution of Net Investment Receipts attributable to another Investment, rules similar to those set forth in Section III.B of Exhibit 2 shall apply.
                              ---------

    4.02  Vesting Escrow.
          --------------
          (a) Notwithstanding the provisions of Section 4.01 above, the LLC shall distribute to each Profit Member on the date of any distribution only that portion of any Net Investment Receipts to which he is entitled which is equal to his Vested Percentage of such amount. Any portion of any distribution which is not distributed as a result of the operation of this Section 4.02(a) shall be held in escrow by the LLC, in accordance with this Section 4.02.

Any escrow established pursuant to this Section 4.02 is herein referred to as a "Vesting Escrow." Subject to Section 3.04, if, on the last day of each calendar quarter following the date of the distribution with respect to any Investment, any Profit Member's Vested Percentage increases, then a portion of the Vesting Escrow of such Profit Member (proportionate to the amount of the increase in the Vested Percentage of such Profit Member) shall be disbursed from such Vesting Escrow to such Profit Member.

          (b) The interest of the Class A Member shall not be subject to the provisions of this Section 4.02, and it shall at all times be entitled to receive 100% of any distributions to Net Investment Receipts allocable to it pursuant to and in accordance with Section 4.01.

          (c) Each of the Profit Members hereby agrees and acknowledges that, as a result of the operation of this Section 4.02, (i) such Profit Member may be allocated Net Profits and Net Losses of the LLC without corresponding distributions of Net Investment Receipts; (ii) the Class B Members are authorized to and may (but shall not be required to) invest amounts that are held in a Vesting Escrow in Short-Term Investments pending distribution of such amounts to the Profit Members; (iii) the LLC may hold in a Vesting Escrow securities which would otherwise have been distributed to such Profit Member, and the LLC shall be entitled to vote, transfer, sell, assign and exercise all rights of ownership with respect to all such securities prior to their distribution to the Profit Members in accordance with this Section 4.02; and
(iv) amounts held in escrow pursuant to this Section 4.02 shall be irrevocably forfeited by a Profit Member from and after the date of any Event of Forfeiture with respect to such Profit Member. If any property which is held in escrow pursuant to this Section 4.02 is sold or otherwise disposed of, the proceeds of such sale or other disposition shall be substituted in the Vesting Escrow for such property, and released in accordance with Section 4.02(a) above at the same time such property would have been released from such Vesting Escrow.

          (d) Upon (i) the discontinuance of the investing activities of the LLC, and with the approval of the Class A Member and a Majority in Number of the Class B Members, (ii) the occurrence of a Change of Control, or (iii) a Termination of Contributions, the Vested Percentage of each Profit Member shall be increased to one hundred percent (100%).

          (e) The LLC may, at the request and on behalf of any Profit Member, engage in hedging activities with respect to securities held in the Vesting Escrow of such Profit Member, provided that (i) Two-thirds in Number of the Class B Members approves in advance any such hedging activities; (ii) the Profit Member for whose benefit the hedging activities were undertaken bears all of the costs incurred in connection with such activities and indemnifies the LLC in writing with respect to any costs or losses incurred by the LLC in connection with any such activities; and (iii) the securities held in such Profit Member's Vesting Escrow may not be used to settle any "hedged" position until such time as such securities are released to such Profit Member from such Vesting Escrow. The Class B Members, by action of Two-thirds in Number thereof, may determine to engage in hedging activities with respect to all of the LLC's securities of a Portfolio Company which are held in Vesting Escrows, in which case all Profit Members for whom a Vesting Escrow which includes such Portfolio Company security shall be bound by such hedging arrangements. The Profit Members agree and acknowledge that, if the LLC has engaged in hedging activities with respect to securities held in a Vesting Escrow pursuant to and in accordance with this
Section 4.02(e), and an Event of Forfeiture occurs with respect to a Member whose Vesting Escrow includes such hedged securities, then the Class B Members who are entitled to a share of the forfeited Vesting Escrow which includes such "hedged" securities will receive "hedged" securities upon such forfeiture. In no event shall the Class A Member or the LLC bear any of the costs associated with any hedging activities permitted by this paragraph.

    Except as permitted in this Section 4.02(e), the LLC shall not engage in any other hedging activities except with the prior approval of the Class A Member.

    4.03  Certain Payments to the Internal Revenue Service Treated as
          -----------------------------------------------------------
Distributions. Notwithstanding anything to the contrary herein, to the extent
-------------
that the LLC is required (as determined in the discretion of the Class B Members), or elects, pursuant to applicable law, either (i) to pay tax (including estimated tax) on a Member's allocable share of LLC items of income or gain, whether or not distributed, or (ii) to withhold and pay over to the tax authorities any portion of a distribution otherwise distributable to a Member, the LLC may pay over such tax or such withheld amount to the tax authorities, and such amount shall be treated as a distribution to such Member at the time it is paid to the tax authorities. In the event that the amount paid (or paid over) to the tax authorities on behalf of a Member exceeds the amount that would have been distributed to such Member absent such tax obligation, such excess shall be treated as a demand loan from the LLC to such Member, which loan shall bear interest at the prime rate announced from time to time by The Wall Street Journal, until paid in full.

    4.04  Distributions in Kind. A Member, regardless of the nature of his
          ---------------------
contribution to the LLC, shall have no right to demand or receive any distribution from the LLC in any form other than cash. The LLC may, at any time and from time to time, make distributions in kind to the Members. Any Member entitled to any interest in such assets shall, unless otherwise determined by the Members, receive separate assets of the LLC and not an interest as a tenant-in-common with other Members so entitled in any asset being distributed.

                                   ARTICLE V
                       ALLOCATION OF PROFITS AND LOSSES

    5.01  Basic Allocations.
          -----------------

          (a) For each fiscal year (or shorter fiscal period for which an allocation of income, loss, gain, or deduction is to be made), Net Profits Attributable to Other Cash Receipts shall be allocated to the Class A Member.

          (b) Net Profits and Net Losses of the LLC for any fiscal period shall be allocated among the Members in such proportions and in such amounts as may be necessary so that following such allocations, the Capital Account balance of each Member equals such Member's then Target Balance.

          (c) If the amount of Net Profits or Net Losses allocable to the Members pursuant to Section 5.01(b) for a period is insufficient to allow the Capital Account balance of each Member to equal such Member's Target Balance, such Net Profits or Net Losses shall be allocated among the Members in such a manner as to decrease the differences between the

Members' respective Capital Account balances and their respective Target Balances in proportion to such differences.

          (d) Net Profits and Net Losses of the LLC shall be computed on an Investment-by-Investment basis. For purposes of such computation, expenses and deductions shall be allocated among the Investments, Short-Term Investments and other sources of Other Cash Receipts in a manner similar to that set forth in
Exhibit 2 hereto relating to the allocation of Expenses. To the maximum extent not inconsistent with Sections 5.01(b) and (c) hereof or applicable provisions of the Treasury Regulations under Section 704 of the Code, for each fiscal year (or other relevant period), each Profit Member shall be allocated Net Profits with respect to any Investment in which such Member has an Investment Percentage Interest until the excess of the aggregate cumulative amount of Net Profits allocated to such Member attributable to such Investment for all fiscal years (or other relevant periods) over the aggregate cumulative amount of "Offsetting Net Losses" (as defined below) allocated to such Member with respect to such Investment for all fiscal years (or other relevant periods) equals the aggregate cumulative amount of Net Investment Receipts distributed (or distributable) to such Member with respect to such Investment for all fiscal years (or other relevant periods), and the balance of all Net Profits and Net Losses shall be allocated to the Class A Member. For purposes of the preceding sentence, an "Offsetting Net Loss" with respect to an Investment shall mean the amount of any Net Loss realized with respect to a second Investment that, in the reasonable discretion of the Class B Members, has the effect under Section 5.01(b) hereof of offsetting the amount of Net Profits (whether realized previously, simultaneously or subsequently) attributable to the first Investment.

          (e) Notwithstanding Section 5.01(a) above, Net Profits and Net Losses attributable to any assets held in a Vesting Escrow shall be specially allocated to the Profit Member to whom such Vesting Escrow relates.

          (f)  Allocations of Net Profits and Net Losses provided for in this
Section 5.01 shall generally be made as of the end of the fiscal year of the LLC; provided, however, that allocations of items of Net Profits and Net Losses
     --------  -------
described in clause (vii) of the definition of "Net Profits" and "Net Losses" shall be made at the time deemed realized as described in the definition of "Capital Account."

    5.02  Allocations of Nonrecourse Deductions and Minimum Gain.
          ------------------------------------------------------
Notwithstanding the provisions of Section 5.01, if at any time the LLC incurs any "nonrecourse debt" (i.e. debt that is treated as nonrecourse for purposes of Treasury Regulation Section 1.1001-2), the following provisions will apply notwithstanding anything to the contrary expressed elsewhere in this Agreement:

          (a) "Nonrecourse deductions" (as defined in Treasury Regulation Sections 1.704-2(b) and (c)) other than deductions attributable to "partner nonrecourse debt" (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the same manner as are Net Profits or Net Losses;

          (b) Nonrecourse deductions attributable to partner nonrecourse debt shall be specially allocated to the Member or Members that bear the economic risk of loss associated with the debt;

          (c) If in any year there is a net decrease in "partnership minimum gain" (as defined in Treasury Regulation Section 1.704-2(d)) or "partner nonrecourse debt minimum gain" (as defined in Treasury Regulation Section 1.704-2(i)(3), Members will be specially allocated items of income or gain for such year (and/or subsequent years to the extent necessary) in accordance with the "minimum gain chargeback" provisions of Treasury Regulation Section 1.704-2(f) and/or Treasury Regulation Section 1.704-2(i)(5).

          (d) The aggregate selling price of the assets of the LLC referenced in clause (A) of the definition of "Target Balance" shall be increased by the amount of any "partnership minimum gain" or "partner nonrecourse debt minimum gain."

     5.03 Overriding Allocations of Net Profits and Net Losses. Notwithstanding
          ----------------------------------------------------
the provisions of Section 5.01 above, but subject to the provisions of Section
5.02 above, the following allocations shall be made:

          (a) Items of income or gain (computed with the adjustments contained in the definition of "Net Profits and Net Losses") for any taxable period shall be allocated to the Members in the manner and to the extent required by the "qualified income offset" provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

          (b) In no event shall Net Losses of the LLC be allocated to a Member if such allocation would cause or increase a negative balance in such Member's Capital Account (determined for purposes of this Section 5.03(b) only, by increasing the Member's Capital Account balance by (i) the amount the Member is obligated to restore to the LLC pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (including any amounts specified in Section 3.01(c) hereof) and
(ii) such Member's share of "minimum gain" and of "partner nonrecourse debt minimum gain" as determined pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), respectively).

          (c)  Except as otherwise provided herein or as required by Code
Section 704, for tax purposes, all items of income, gain, loss, deduction or credit shall be allocated to the Members in the same manner as are Net Profits and Net Losses; provided, however, that if the Carrying Value of any property of the LLC differs from its adjusted basis for tax purposes, then items of income, gain, loss, deduction or credit related to such property for tax purposes shall be allocated among the Members so as to take account of the variation between the adjusted basis of the property for tax purposes and its Carrying Value in the manner provided for under Code Section 704(c).

     5.04 Allocations Upon Transfer or Admission. In the event that a Member
          --------------------------------------
acquires an interest in the LLC either by transfer from another Member or by acquisition from the LLC, the LLC shall close its books as of the date of the acquisition and Net Profits, Net Losses and similar items computed for the portion of the year ending on the date of the acquisition shall be allocated among the Members without regard to such acquisition, and Net Profits, Net Losses and similar items computed for the portion of the year commencing on the day following the date of the acquisition shall be allocated among the Members taking into account such acquisition. For purposes of this Section 5.04, any modifications to a Member's Percentage Interest or Investment

Percentage Interest for any Investment, shall be treated as if a Member acquired an interest in the LLC.

                                  ARTICLE VI
                                  MANAGEMENT

     6.01 Management of the LLC.
          ---------------------

          (a) Subject to the provisions of this Agreement and the Act, all powers shall be exercised by or under the authority of, and the business and affairs of the LLC shall be controlled by the Members.

          (b) Except to the extent that this Agreement specifically provides for a higher or lower number or percentage of Members, all decisions respecting any matter set forth herein or otherwise affecting or arising out of the conduct of the business of the LLC, and all actions required to be taken "by the Class B Members" hereunder, shall be made by action of a Majority in Number of the Class B Members; provided that, Class B Members with respect to whom an Event of Forfeiture has occurred shall have no right to vote on or participate in any matter or decision to be made by the Class B Members and shall be disregarded for all purposes in determining the number of Class B Members which constitute a Majority in Number of the Class B Members. The Class C Members shall have no right to vote on or participate in any matter or decision or to otherwise manage the business of the LLC, except to the extent expressly provided in this Agreement.

          (c) Subject to the foregoing, the Class B Members shall have the exclusive right and full authority to manage, conduct and operate the LLC business. Specifically, but not by way of limitation, the Class B Members (by action of such Majority in Number) shall be authorized, for and on behalf of the
LLC:

               (i) to borrow money, to issue evidences of indebtedness and to guarantee the debts of others for whatever purposes they may specify, and, as security therefor, to pledge or otherwise encumber the assets of the LLC;

               (ii) to cause to be paid on or before the due date thereof all amounts due and payable by the LLC to any person or entity;

               (iii) to employ such agents, employees, managers, accountants, attorneys, consultants and other persons necessary or appropriate to carry out the business and affairs of the LLC, whether or not any such persons so employed are Members or are affiliated or related to any Member, and to pay such fees, expenses, salaries, wages and other compensation to such persons as the Members shall in their sole discretion determine;

               (iv) to pay, extend, renew, modify, adjust, submit to arbitration, prosecute, defend or compromise, upon such terms as they may determine and upon such evidence as they may deem sufficient, any obligation, suit, liability, cause of action or claim, including taxes, either in favor of or against the LLC;

               (v) to pay any and all fees and to make any and all expenditures which the Class B Members, in their discretion, deem necessary or appropriate in connection with the organization of the LLC, and the carrying out of its obligations and responsibilities under this or any other Agreement;

               (vi) to invest the assets of the LLC, and to lease, sell, finance, refinance or dispose of all or any portion of the LLC's property;

               (vii) to cause the LLC to make or revoke any of the elections referred to in Sections 108, 704, 709, 754 or 1017 of the Code or any similar provisions enacted in lieu thereof, or in any other Section of the Code;

               (viii) to establish and maintain reserves for such purposes and in such amounts as they deem appropriate from time to time;

               (ix) to pay all organizational expenses and general and administrative expenses of the LLC;

               (x) to deal with, or otherwise engage in business with, or provide services to and receive compensation therefor from, any person who has provided or may in the future provide any services to, lend money to, sell property to, or purchase property from the LLC, including without limitation, a Member;

               (xi) to engage in any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to the accomplishment of the purposes of the LLC;

               (xii) to cause to be paid any and all taxes, charges and assessments that may be levied, assessed or imposed upon any of the assets of the LLC, unless the same are contested by the Class B Members;

               (xiii) to exercise all powers and authority granted by the Act to members, except as otherwise specifically provided in this Agreement; and

               (xiv) to exercise all other rights, powers, privileges and other incidents of ownership with respect to the interest of the LLC in each Portfolio Company.

          (d) Notwithstanding the foregoing, the Class B Members shall not be authorized to take any of the following actions without the prior approval of the Class A Member:

               (i) to do any act that is in contravention of this Agreement or that is not consistent with the purposes of the LLC;

               (ii) to do any act that would make it impossible to carry on the ordinary business of the LLC;

               (iii)  to guarantee the obligations of any Portfolio Company;

               (iv) to invest more than $100 million in the securities of any one issuer;

               (v) to incur expenses in amounts or for purposes which are not consistent with the provisions of the then applicable Budget; or


               (vi) to take any other action which requires the consent or approval of the Class A Member pursuant to this Agreement.

Other than as set forth in this Section 6.01(c), the Class A Member shall not participate in the management or control of the LLC and shall have no authority to act for or bind the LLC.

          (e) Any Class B Member is authorized to execute, deliver and file on behalf of the LLC any documents to be filed with the Secretary of State of the State of Delaware. The signature of one Class B Member on any agreement, contract, instrument or other document shall be sufficient to bind the LLC in respect thereof and conclusively evidence the authority of such Class B Member and the LLC with respect thereto, and no third party need look to any other evidence or require the joinder or consent of any other party.

          (f) Each Class B Member is authorized to use the title "Managing Director" when acting on behalf of the LLC in the conduct of the LLC's business. The Class B Members may at any time and from time to time establish offices of the LLC, and elect officers thereto. Such officers may have such titles as the Class B Members may designate, including without limitation, "Managing Partner," "Partner" and "Associate." Such officers may, but shall not be required to be, Members of the LLC. In connection with the establishment of any office or title, the Class B Members shall determine the authority associated with such office and title. Any officer, or person holding any title, elected or designated in accordance with this Section 6.01(f) may be removed from such office at any time, with or without cause, by the Class B Members. If an Event of Forfeiture occurs with respect to any Member at any time at which such Member is serving as an officer of the LLC, such Member shall automatically, and without any action on the part of such Member or the LLC, be deemed to have resigned from all offices of the LLC which such Member then holds. If any officer or other titleholder is not a party to this Agreement, the Class B Members may extend to such person rights to indemnification from the LLC, on terms not more favorable than those provided to the Members in Section 6.04.

          (g) The Class B Members, by action of Two-thirds in Number of the Class B Members exclusive of any Class B Member (if applicable) as to whom the determination is being made, shall determine whether or not "Cause" is present in connection with the termination of the relationship of a Profit Member with the LLC. Any such determination (whether in connection with a termination of relationship by the LLC or by the Profit Member) shall be made only after a hearing to consider the matter. Any such hearing shall be held only after written notice has been given to all Members, including the Profit Member proposed to be terminated or the Profit Member who has terminated the relationship, as the case may be. (If the determination is to be made after the termination of the relationship with the LLC by the Profit Member, such hearing must be held not later than 60 days after the later to occur of (x) the effective date of the termination or (y) the date the LLC is notified by the Profit Member of the termination.) Such notice must be given not less than 10 days prior to such hearing, and must specify the time and place at which the hearing will be held, and a general statement of the nature of the charges against the Profit Member which is the subject of the determination. At such hearing, the Profit Member who is the subject of the hearing will have an opportunity to respond to the charges constituting Cause. None of the Members (including the Profit Member who is the subject of the hearing), may be represented at such hearing by counsel or other representatives. At the time any such notice is given, or any time thereafter, but prior to a decision of Two-thirds in Number of the Class B Members following the hearing, Two-thirds in Number of the Class B Members (exclusive of the Member proposed to be terminated, if a Class B Member) may immediately relieve the Profit Member proposed to be terminated of his or her duties and responsibilities hereunder pending a decision.

     6.02 Tax Matters Partner. CMG @Ventures Capital Corp. shall be the tax
          -------------------
matters partner for the LLC pursuant to Code Sections 6221 through 6231.

     6.03 Liability of the Members; Exculpation.
          -------------------------------------

          (a) No Member shall be liable to the LLC or any other Member for any act or omission taken by the Member in good faith and in a manner reasonably believed to be within the scope of the authority conferred on the Member by this Agreement; provided that such act or omission is not in violation of this Agreement and does not constitute gross negligence, willful misconduct, fraud or a willful violation of law by the Member. No Member shall be liable to the LLC or any other Member for any action taken by any other Member, nor shall any Member (in the absence of gross negligence, willful misconduct, fraud or a willful violation of law by the Member) be liable to the LLC or any other Member for any action of any employee or agent of the LLC provided that the Member shall have exercised appropriate care in the selection and supervision of such employee or agent.

          (b) Except as otherwise provided by the Act, the debts, obligations and liabilities of the LLC, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the LLC, and no Member shall be obligated personally for any such debt, obligation or liability of the LLC solely by reason of being a Member.

          (c) The liability of the Members for the losses, debts and obligations of the LLC shall be further limited to their capital contributions; provided, however, that under applicable law, the Members may under certain circumstances be liable to the LLC to the extent of previous distributions made to them in the event that the LLC does not have sufficient assets to discharge its liabilities.

          (d) A Member shall be fully protected in relying in good faith upon the records of the LLC and upon such information, opinions, reports or statements presented to the Member by any third party professional as to matters the Member reasonably believes are within such third party's professional or expert competence.

     6.04 Indemnification
          ---------------

          (a) Each Member and its respective partners, agents, employees and Affiliates (the "Indemnitees") shall be and hereby are (i) indemnified and held harmless by the LLC and (ii) released by the other Members from and against any and all claims, demands, liabilities, costs, expenses, damages, losses, suits, proceedings and actions for which such Indemnitee has not otherwise been reimbursed (collectively, "Liabilities"), whether judicial, administrative, investigative or otherwise, of any nature whatsoever, known or unknown, liquidated or unliquidated, that may accrue to the LLC or any other Member or in which any of the Indemnitees may become involved, as a party or otherwise, arising out of the conduct of the business or affairs of the LLC by the respective Indemnitee or otherwise relating to this Agreement, including without limitation, in connection with the Indemnitee's service at the request or with the authorization of the Class B Members as a board member, officer or employee of any Portfolio Company, provided that an Indemnitee shall not be entitled to indemnification or release hereunder if it shall have been determined by (i) in the case of the Class A Member or an Indemnitee claiming by or through the Class A Member, it has been finally adjudicated by a court of competent jurisdiction, or (ii) in the case of any Profit Member or an Indemnitee claiming by or through the Profit Member, by the Class A Member, that
(x) such person did not act in good faith and in a manner such person reasonably believed to be in the best interests of the LLC and, in the case of a criminal proceeding, had reasonable cause to believe that its conduct was unlawful, or
(y) such Liabilities shall have arisen from a violation of this Agreement or the gross negligence, willful misconduct, fraud or willful violation of law by such Indemnitee, or actions of such Indemnitee outside the scope of and unauthorized by this Agreement.

          (b) Promptly after receipt by any Member from any third party of notice of any demand, claim or circumstance that would reasonably be expected to give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that could reasonably be expected to result in any loss, damage or claim with respect to which the Member might be entitled to indemnification from the LLC under Section 6.04(a), the Member shall give notice thereof (the "Claims Notice") to the LLC; provided, however, that a failure to give such notice shall not prejudice the Member's right to indemnification hereunder except to the extent that the LLC is actually prejudiced thereby. The Claims Notice shall describe the Asserted Liability in such reasonable detail as is practicable under the circumstances, and shall, to the extent practicable under the circumstances, indicate the amount (estimated, if necessary) of the loss or damage that has been or may be suffered by the Member.

          (c) The LLC may elect to compromise or defend, at its own expense and by its own counsel, any Asserted Liability; provided, however, that if the named parties to any action or proceeding include (or could reasonably be expected to include) both the LLC and a Member, or more than one Member, and the LLC is advised by counsel that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the Member may engage separate counsel at the expense of the LLC (subject to the Member's obligation to reimburse the LLC if it is ultimately determined that the Member is not entitled to indemnification in accordance with this Section 6.04). If the LLC elects to compromise or defend such Asserted Liability, it shall within twenty (20) business days (or sooner, if the nature of the Asserted Liability so requires) notify the Member of its intent to do so, and the Member shall cooperate, at the expense of the LLC, in the compromise of, or defense against, such Asserted Liability. If the LLC elects not to compromise or defend such Asserted Liability, fails to notify the Member of its election as herein provided, contests its obligation to provide indemnification under this Agreement, or fails to make or ceases making a good faith and diligent defense, the Member may defend, compromise or pay such Asserted

Liability in accordance with the provisions of Section 6.04(d) below. Except as set forth in the preceding sentence, neither the LLC nor the Class B Members may settle or compromise any claim against a Member over the objection of such Member; provided, however, that consent to settlement or compromise shall not be unreasonably withheld. In any event, the LLC and the Member may participate at their own expense, in the defense of such Asserted Liability. If the Member chooses to defend any claim, the Member shall make available to the LLC any books, records or other documents within its control that are necessary or appropriate for such defense, all at the expense of the LLC.

          (d) If the LLC elects not to compromise or defend an Asserted Liability, or fails to notify the Member of its election as herein provided, contests its obligation to provide indemnification, or fails to make or ceases making a good faith and diligent defense, then the Member shall be entitled to assume the defense and all expenses (including legal fees) incurred by a Member in defending any Asserted Liability shall promptly be advanced by the LLC prior to the final disposition of such claim, demand, action, suit or proceeding following receipt by the LLC of an undertaking by or on behalf of the Member to repay such amount if it shall be determined that the Member is not entitled to be indemnified as authorized in Section 6.04(a) hereof.

          (e) The termination of any proceeding by settlement shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner that such person reasonably believed to be in the best interests of the LLC or that the Indemnitee did not have reasonable cause to believe that its conduct was lawful.

          (f) The right of indemnification hereby provided shall not be exclusive of, and shall not affect, any other rights to which a Member may be entitled. Nothing contained in this Section 6.04 shall limit any lawful rights to indemnification existing independently of this Section. The obligations of the LLC under this Section 6.04 shall be satisfied only after any applicable insurance proceeds have been exhausted and then only out of LLC assets and, to the extent required by law, distributions made by the LLC to the Members, and, subject to Section 6.04(h) below, the Members shall otherwise have no personal liability to fund any indemnification payment hereunder.

          (g) The indemnification rights provided by this Section 6.04 shall also inure to the benefit of the heirs, executors, administrators, successors and assigns of a Member and any officers, directors, partners, members, shareholders, employees and Affiliates of such Member (and any former officer, director, partner, member, shareholder or employee of such Member, if the loss, damage or claim was incurred while such person was an officer, director, partner, member, shareholder or employee of such Member). The Class B Members or the LLC may extend the indemnification called for by Section 6.04 to non-employee agents of the LLC.

          (h)  Notwithstanding any provision of this Agreement, including
Section 3.01, to the contrary, as and when the LLC requires funds to discharge any indemnification obligation under this Section 6.04, if funds of the LLC are not otherwise available therefor, the Class A Member shall contribute the amount required within 10 business days after receipt of notice from the Class B Members of the amount required and the nature of the liability (which notice may be given in writing or by electronic mail).

     6.05 Budget; Certain Fees and Expenses.
          ---------------------------------

          (a) On or before June 1 of each year, the Class B Members shall prepare and submit to the Class A Member for its consideration a budget (herein referred to as the "Budget"), setting forth the estimated expenditures (capital, operating, and other) of the LLC for the 12-month period covered by the Budget (which shall be the 12 months commencing on the next succeeding August 1). If the Class A Member does not, within 45 days after receipt of the proposed Budget, indicate that it disapproves of all or any portion of the proposed Budget, then such budget shall be deemed to have been approved. When approved by the Class A Member, the Class B Members shall be authorized to implement the Budget and shall be authorized, without the need for further approval by the Class A Member, to make the expenditures and incur the obligations provided for in the Budget, in the name and on behalf of the LLC, and shall be authorized to call for contributions of capital to the LLC from the Class A Member in accordance with Section 3.01(b) in order to finance the operations of the LLC during the period covered by the Budget. Any Budget may be amended during any year with the approval of the Class A Member.

     If the Class A Member does not approve the proposed Budget for any fiscal year of the Venture, the Class B Members and the Class A Member shall negotiate in good faith to resolve the disagreement. Prior to the date on which such disagreement has been resolved, the Class B Members shall implement during such period the operating (but not the capital) Budget adopted for the comparable portion of the preceding fiscal year, and shall be authorized, without the need for further approval by the Class A Member, to make the operating (but not capital) expenditures and incur ordinary obligations in the amounts provided for in such prior year's Budget, in the name and on behalf of the LLC, and to call for contributions of capital to the LLC from the Class A Member in accordance with Section 3.01(b) in order to finance the operations of the LLC in accordance with such prior year's Budget.

          (b) All out-of-pocket expenses reasonably incurred by any Member in connection with the LLC's business (including an allocable share of certain overhead and similar expenses of the Class A Member) shall be paid by the LLC or reimbursed to the Member by the LLC.

     6.06 Other Activities.
          ----------------

          (a) Subject to Sections 6.06(b) and (c) and Section 6.07 below, the Members and their respective Affiliates may engage in and possess interests in other business ventures and investment opportunities of every kind and description, independently or with others, including serving as directors, officers, stockholders, managers, members and general or limited partners of corporations, partnerships or other limited liability companies with purposes similar to or the same as those of the LLC. Neither the LLC nor any other Member shall have any rights in or to such ventures or opportunities or the income or profits therefrom. Each Profit Member shall be required to pay over to the LLC any cash or non-cash compensation or remuneration to which such Profit Member becomes entitled from any Portfolio Company for services rendered to such Portfolio Company (or, in the case of options or similar compensation, to hold the same as nominee for the LLC).

          (b) Each Profit Member agrees that (I) during his or her employment by the Employer, and (II) for a period of 18 months following termination of his or her employment relationship with the Employer if such employment is terminated: (A) by the Profit Member voluntarily, or (B) by the Employer for Cause, such Profit Member will not, directly or indirectly:

               (x) recruit, solicit or induce, or attempt to induce, any employee of the Employer or of any Portfolio Company or of any Affiliate of any of them to terminate his or her employment with, or otherwise cease any relationship with, the Employer or any Portfolio Company or any Affiliate of any of them; or

               (y) solicit, divert, take away, or attempt to divert or take away, any investment opportunity with respect to any Portfolio Company or any investment opportunity with respect to any prospective investment or prospective portfolio company which the LLC contacted or solicited during such Member's employment relationship with the Employer.

If any restriction set forth herein is found by any court to be unenforceable because it extends for too long a period of time, or over too great a range of activities, or over too broad a geographic area, the restriction shall be interpreted to extend only over the maximum period of time, range of activities, or geographic area which the court finds to be enforceable. Each Profit Member acknowledges and agrees that the restrictions contained in this Section 6.06(b) are necessary for the protection of the business and goodwill of the Employer, the Portfolio Companies and the Affiliates of any of them and are considered by such Profit Member to be reasonable for such purpose and that his or her interest in the LLC is being received partly in consideration for the foregoing covenant.

          (c) Each Profit Member agrees that during his or her employment by the Employer, he or she shall not invest in any Qualified Investment Opportunity (as hereinafter defined) which is made available to him or her unless such Profit Member has notified the LLC of such opportunity (which notice may be given orally) and the LLC has elected not to undertake such Qualified Investment Opportunity. If, within 14 days following the notice from the Profit Member to the LLC of such opportunity, the LLC fails to notify the Profit Member that it has determined to undertake such opportunity, the LLC shall be deemed to have elected not to undertake such opportunity. As used herein, a "Qualified Investment Opportunity" shall mean an investment which is suitable for the LLC, the total offered participation of which is $100,000 or more.

     6.07 Commitment of Members. Each of the Profit Members hereby agrees to use
          ---------------------
its best efforts in connection with the purposes and objectives of the LLC and to devote to such purposes and objectives such of its business time and resources as shall be necessary for the management of the affairs of the LLC. Subject to the foregoing, if any Profit Member serves as a member of the board of directors (or in a similar capacity) of any company other than a Portfolio Company (or a company in which the Class A Member, CMGI or any investment vehicle affiliated with or sponsored by CMGI has invested), then such Profit Member shall be required to provide written notice to the LLC that the Profit Member is serving in such capacity.

     6.08 Conflicts of Interest. No contract or transaction between the LLC and
          ---------------------
one or more of its Members or Affiliates, or between the LLC and any other corporation, partnership association or other organization in which one or more of its Members or Affiliates are directors, officers, members, managers or partners or have a financial interest, shall be void or voidable solely for such reason, or solely because the Member or Affiliate is present at or participates in any meeting of Class B Members which authorizes the contract or transaction, or solely because his, her or its votes are counted for such purpose, if:

          (i) the material facts as to his, her or its interest as to the contract or transaction are disclosed or are known to the Members entitled to authorize such a contract or transaction and such Members thereafter authorize the contract or transaction by a vote sufficient for such purpose without counting the vote of any interested Member even though the disinterested Members may be less than a majority in number of the Members entitled to vote thereon; or

          (ii) the material facts as to his, her or its interest and as to the contract or transaction are disclosed or are known to the Members entitled to vote thereon, and the contract or transaction is specifically approved by a vote of such Members; and

          (iii) in the case of (i) or (ii), the contract or transaction is fair to the LLC or its Affiliates as of the time it is authorized, approved or ratified by the Members entitled to vote thereon.

     6.09 Valuation of Investments.
          ------------------------

          (a) Subject to the provisions of Section 8.04, whenever valuation of the LLC's net worth or any particular asset of the LLC is required by this Agreement, the Class B Members shall, as of a reasonable valuation date established by them, make a good faith determination of the "fair value" of all noncash assets of the LLC (if net worth is to be evaluated) or of such particular asset. Such determination of "fair value" with respect to any investment shall be based upon all relevant factors, including, without limitation, type of security, marketability, liquidity, restrictions on disposition, recent purchases of the same or similar securities by other investors, pending mergers or acquisitions, current financial position and operating results, and risks and potential of the security.

          (b) The fair value of any publicly-traded securities owned by the LLC and which are not subject to any restrictions on transfer (including volume limitations) under applicable state and federal securities laws or any contractual arrangements to which the LLC is a party ("Liquid Securities") shall be equal to the average of: (i) if applicable, the median of the "bid" and "asked" prices for such securities in the market on which such securities are regularly traded; or (ii) if applicable, the closing price on the market on which such securities are regularly traded; in each case, on the ten trading days immediately preceding the date of valuation of such securities.

          (c) Subject to the foregoing and to the provisions of Section 8.04, any determination of LLC net worth or of the value of a particular asset required by this Agreement to be made pursuant to this Section 6.09 shall be made in accordance with generally accepted accounting principles, as from time to time applicable to the LLC or similar entities; provided, however, that no value whatsoever shall be assigned to the
          --------  -------
LLC name and goodwill or to the office records, files, statistical data or any similar intangible assets of the LLC not normally reflected in the LLC's accounting records; and provided further, that liabilities of the LLC shall be taken in the amounts at which they are carried on the books of the LLC and reasonable provision shall be made for contingent or other liabilities not reflected on such books and, in the case of valuation in connection with the liquidation of the LLC, for the expenses (to be borne by the LLC) of the liquidation and winding up of the LLC's affairs.


          (d) It is understood by the Members that some or all of the investments of the LLC may have no readily ascertainable market value and that, in all cases, the Class B Members are given a wide range of discretion in determining such values.

                                  ARTICLE VII
                       BOOKS, RECORDS AND BANK ACCOUNTS

     7.01 Books and Records. The Class B Members shall keep or cause to be kept
          -----------------
just and true books of account with respect to the operations of the LLC. Such books shall be maintained at the LLC's principal place of business, or at such other place as the Members shall determine, and all Members, and their duly authorized representatives, shall at all reasonable times have access to such books as well as any information required to be made available to the Members under the Act. The Class B Members shall not be required to deliver or mail copies of the LLC's Certificate of Formation or copies of certificates of amendment thereto or cancellation thereof to the Members, although such documents shall be available for review and/or copying by the Members at the LLC's principal place of business.

     7.02 Accounting Basis and Fiscal Year. The LLC's books shall be kept on the
          --------------------------------
accrual method of accounting, or on such other method of accounting as the Members may from time to time determine, and shall be closed and balanced at the end of each fiscal year of the LLC. The fiscal year of the LLC shall be the 12-month period ending on July 31 of each year.

     7.03 Bank Accounts. The Class B Members shall be responsible for causing
          -------------
one or more accounts to be maintained in a bank (or banks), which accounts shall be used for the payment of the expenditures incurred by the Class B Members in connection with the business of the LLC, and in which shall be deposited any and all cash receipts of the LLC. All deposits and funds not needed for the operations of the LLC may be invested in such short-term investments as the Class B Members may determine. All such amounts shall be and remain the property of the LLC, and shall be received, held and disbursed by the Class B Members for the purposes specified in this Agreement. There shall not be deposited in any of said accounts any funds other than funds belonging to the LLC, and no other funds shall in any way be commingled with such funds.

     7.04 Reports to Members. Within 90 days after the end of each LLC fiscal
          ------------------
year, the Class B Members shall cause the LLC to furnish to each Member (i) such information as may be needed to enable the Members to file their federal income tax returns and any required state income tax returns, and (ii) an unaudited balance sheet of the LLC as of the last day of such fiscal year, and unaudited financial statements of the LLC for such fiscal year. The cost of such reporting shall be paid by the LLC as a LLC expense. Any Member may, at any time, at its own expense, cause an audit of the LLC books to be made by a certified public accountant of its own selection. All expenses incurred by such accountant shall be borne by such Member.

                                 ARTICLE VIII
                       TRANSFERS OF INTERESTS OF MEMBERS

     8.01      Substitution and Assignment of Member's Interest.
               ------------------------------------------------

               (a) Subject to Section 8.01(b) below, no Profit Member may sell, transfer, assign, pledge, hypothecate or otherwise dispose of all or any part of its interest in the LLC (whether voluntarily, involuntarily or by operation of law), unless (i) the Class A Member and (ii) Two-thirds in Number of the Class B Members (exclusive of the transferor) shall have previously consented to such transfer, assignment, pledge, hypothecation or disposition in writing, the granting or denying of which consent shall be in such Members' absolute discretion. Subject to Section 8.01(b) below, the provisions of this Section 8.01(a) shall not be applicable to any assignment of the interest of a Profit Member to a Permitted Transferee (provided that no such Permitted Transferee may be admitted to the LLC as a substitute Member except as provided in Section 8.01(c) below). Subject to Sections 8.01(b) and 8.04 below, the Class A Member may sell, transfer, assign, pledge, hypothecate or otherwise dispose of all or any part of its interest in the LLC without the consent or approval of any other Member, provided that the transferee of any such interest may not be admitted to the LLC as a substitute Member except as provided in Section 8.01(c) below.

               (b) No assignment of the interest of a Member shall be made if, in the opinion of counsel to the LLC, such assignment (i) may not be effected without registration under the Securities Act of 1933, as amended, (ii) would result in the violation of any applicable state securities laws, (iii) would result in a termination of the LLC under Section 708 of the Code, unless such a transfer is consented to by (i) the Class A Member and (ii) Two-thirds in Number of the Class B Members, (iv) would result in the treatment of the LLC as an association taxable as a corporation or as a "publicly-traded limited partnership" for tax purposes, unless such a transfer is consented to by all Class A and Class B Members or (v) would require the LLC to register as an investment company under the Investment Company Act of 1940, as amended, or as an investment advisor under the Investment Advisors Act of 1940, as amended. The LLC shall not be required to recognize any assignment until the instrument conveying such interest has been delivered to the LLC for recordation on the books of the LLC. Unless an assignee becomes a substituted Member in accordance with the provisions of Section 8.01(c), it shall not be entitled to any of the rights granted to a Member hereunder, other than the right to receive all or part of the share of the Net Profits, Net Losses, distributions of cash or property or returns of capital to which his assignor would otherwise be entitled.

               (c) An assignee of the interest of a Member, or any portion thereof, shall become a substituted Member entitled to all the rights of a Member if, and only if:

                    (i) the assignor gives the assignee such right;

               (ii) in the case of an assignee of a Profit Member, the Class A Member and Two-thirds in Number of the Class B Members (exclusive of the assignor) consent to such substitution, the granting or denying of which consent shall be in the other Members' absolute discretion;


               (iii) in the case of an assignee of the Class A Member, a Majority in Number of the Class B Members consent to such substitution, the granting or denying of which consent shall be in the Class B Members' absolute discretion, except that, in the case of a transfer of all or substantially all of the business or assets of CMGI (by sale of assets, sale of stock, merger or otherwise), including its indirect interest in the LLC, no such consent of the Class B Members shall be required;


               (iv) the assignee or the assignor pays to the LLC all costs and expenses incurred in connection with such substitution, including specifically, without limitation, costs incurred in the review and processing of the assignment and in amending this Agreement; and


               (v) the assignee executes and delivers such instruments, in form and substance satisfactory to the LLC, as may be necessary or desirable to effect such substitution and to confirm the agreement of the assignee to be bound by all of the terms and provisions of this Agreement.

          (d) The LLC and the Members shall be entitled to treat the record owner of any interest in the LLC as the absolute owner thereof in all respects, and shall incur no liability for distributions of cash or other property made in good faith to such owner until such time as a written assignment of such interest has been received and accepted by the Class B Members and recorded on the books of the LLC. The Class B Members may refuse to accept an assignment until the end of the next successive quarterly accounting period. In no event shall any interest in the LLC, or any portion thereof, be sold, transferred or assigned to a minor or incompetent, and any such attempted sale, transfer or assignment shall be void and ineffectual and shall not bind the LLC.


          (e) If a Member who is an individual dies or a court of competent jurisdiction adjudges him to be incompetent to manage his person or his property, the Member's executor, administrator, guardian, conservator or other legal representative may exercise all of the Member's rights hereunder, but solely for the purpose of settling his estate or administering his property, and in no event shall such executor, administrator, guardian, conservator or legal representative participate in any way in the conduct of the business of the LLC, or in the making of any decision or the taking of any action provided for hereunder (including without limitation, Section 6.01(a) or (b)) for any other purpose. If a Member is a corporation, trust or other entity, and is dissolved or terminated, the powers of that Member may be exercised by its legal representative or successor.


     8.02 Additional Members.
          ------------------

          (a) Except as provided in Section 8.01, additional Members may be admitted to the LLC only upon the written consent of the Class A Member and Two-thirds in Number of the Class B Members. Any such consent shall specify (i) the capital contribution, if any, and the

Percentage Interest of the additional Member, (ii) the class of membership interest to be owned by such additional Member, and (iii) any other rights and obligations of such additional Member. Such approval shall bind all Members. In connection with any such admission of an additional Member, this Agreement (including Schedules A and B) shall be amended to reflect the additional Member,
           -----------
its capital contribution, if any, its Percentage Interest, its Vesting Commencement Date, and any other rights and obligations of the additional Member. In connection with any such admission of an additional Member, the Percentage Interest or other rights and interests of each Class A Member and Class C Member in the LLC may not be diluted or otherwise modified or adjusted without the specific written consent of such Class A or Class C Member.

          (b) Unless all Class B Members (exclusive of those with respect to whom an Event of Forfeiture has occurred) otherwise agree, in connection with the admission of any additional Class B or Class C Member to the LLC, the Percentage Interests of all Class B Members shall be diluted proportionately based on their respective Percentage Interests immediately prior to any such admission.

          (c) Each Class B Member, and each person who is hereinafter admitted to the LLC as a Class B Member, hereby (i) consents to the admission to the LLC of any such third party on such terms as may be approved by the Members in accordance with this Section 8.02, and to any amendment to this Agreement which may be necessary or appropriate to reflect the admission of any such third party and the terms of its interest in the LLC, and (ii) acknowledges that, in connection with any admission of any such person, such Member's interest in allocations of Net Profits and Net Losses and distributions of cash and property of the LLC, and net proceeds upon liquidation of the LLC, may be diluted or otherwise altered (subject to the provisions of this Section 8.02).



          (d) Any amendment to this Agreement which shall be made in order to effectuate the provisions of this Section 8.02 shall be executed by the additional Member, the Class A Member and Two-thirds in Number of the Class B Members, and any such amendment shall be binding upon all of the Members.


     8.03 Reallocation of Percentage Interests.
          ------------------------------------

          (a) The Class B Members, by action of Two-thirds in Number of the Class B Members, may, not later than 10 business days following the commencement of any fiscal year, elect to modify the respective Percentage Interests of the Class B Members. Any such determination to modify the Percentage Interests of the Class B Members shall be made based on the respective professional and managerial contribution and anticipated contribution to the business of the LLC of the Class B Members, and any such determination shall take effect as of the first day of such fiscal year, and shall not otherwise have any retroactive effect. In no event shall the Percentage Interest of the Class A Member or any Class C Member be modified or adjusted as a result of this Section 8.03(a). In connection with any such adjustment to the interests of the Members, Schedule B
                                                                     ----------
shall be amended accordingly, and all Members shall be bound by the determination of Two-thirds in Number of the Class B Members.

          (b) The Class B Members, by action of Two-thirds in Number of the Class B Members, may at any time and from time to time, elect to modify the respective Percentage Interests of the Class C Members. Any such determination to modify the Percentage Interests of the Class C Members shall be made based on the respective professional and managerial contribution and anticipated contribution to the business of the LLC of the Class C Members, and any such determination shall take effect following any such determination, and shall not have any retroactive effect. In no event shall the Percentage Interest of the Class A Member be modified or adjusted as a result of this Section 8.03(b). If, as a result of any such adjustment, the aggregate Percentage Interests of the Class C Members increase, the aggregate Percentage Interests of the Class B Members shall be proportionately reduced. If, as a result of any such adjustment, the aggregate Percentage Interests of the Class C Members decrease, the aggregate Percentage Interests of the Class B Members (exclusive of any Class B Members for whom an Event of Forfeiture has occurred) shall be proportionately increased. Schedule B shall be amended to reflect any changes
                           ----------
made in accordance with this Section 8.03(b), and all Members shall be bound by the determination of Two-thirds in Number of the Class B Members.


     8.04 Change of Control.
          -----------------

          (a) Upon a Qualifying Change of Control, as hereinafter defined, the LLC shall repurchase all, and not less than all, of the interest of each Profit Member and each Former Profit Member, at the individual election (an "Initial Election") of each Profit Member and each Former Profit Member (such election to be made in writing to the Class A Member within two (2) months of the date of such Qualifying Change of Control). The aggregate purchase price for all such interests (the "Aggregate Change of Control Purchase Price") shall be paid in cash, in an amount equal to twenty percent (20%) of the Fair Market Value of the LLC (determined as provided in 8.04(b) below) in excess of an amount equal to the Class A Member's "Unrecovered Capital Contribution." The Class A Member's "Unrecovered Capital Contribution" shall equal the excess of (x) the aggregate capital contributions made by the Class A Member to the LLC over (y) the aggregate amount distributed to the Class A Member pursuant to Section 4.01(b)(i) and (ii). The Aggregate Change of Control Purchase Price shall be allocated among all Profit Members and Former Profit Members pro rata based on the respective amounts which would be distributed to them if all of the LLC's assets were distributed to the Members pursuant to Section 4.01 at the time of the Qualifying Change of Control (and the portion of the Aggregate Change of Control Purchase Price so determined for each Profit Member or Former Profit Member is hereinafter referred to as such person's "Change of Control Purchase Price").

          (b) For purposes of determining the Aggregate Change of Control Purchase Price, the Fair Market Value of the LLC (determined as if the LLC were a publicly traded entity) shall be determined by an independent firm of investment bankers of national reputation (the "Appraiser"), acceptable to both
(i) a majority of all the members of the Board of Directors of the Class A Member and (ii) a Majority in Number of the Class B Members. The Appraiser must be selected within one (1) month of the date of the Qualifying Change of Control. If a majority of all the members of the Board of Directors of the Class A Member and a Majority in Number of the Class B Members fail to agree on an Appraiser, then each shall select an independent firm of investment bankers of national reputation and those two firms shall select an Appraiser in any case within two (2) months following the date of the Qualifying Change of Control. The Fair Market Value of the LLC shall be the fair market value of the LLC determined by the Appraiser as if the LLC were a publicly traded entity at the time of the Qualifying Change of Control. In determining the Fair Market Value of the LLC as if it were a publicly traded entity, the Appraiser shall give primary and substantial weight as a relevant frame of reference to the fair market value of the LLC determined in accordance with the following methodology:


                    (i) The Appraiser shall first determine the consideration or value belonging or accruing to all the stockholders of CMGI as the ultimate owners of both (A) 100% of the Unrecovered Capital and 80% of the profits of the LLC and (B) all the other assets of CMGI, at the time of the Qualifying Change of Control, which consideration or value shall be deemed to be equal to the Common Stock Price, as hereinafter defined, multiplied by the number of shares of Common Stock of CMGI outstanding at the time of the Qualifying Change of Control determined after giving effect to (X) the conversion of all convertible securities of CMGI and (Y) the exercise of all options to acquire equity securities in CMGI, whether or not exercisable, outstanding at such time. As used herein, the "Common Stock Price" shall mean the average of the closing prices of CMGI Common Stock as quoted on the Nasdaq National Market for each of the ten business days immediately preceding the date upon which the Qualifying Change of Control occurs.

                    (ii) The Appraiser shall then deduct from that consideration or value (A) all cash, cash equivalents and the amount of any invested cash held directly or indirectly by CMGI (including, without limitation, all Unrecovered Capital Contributions of the Class A Member as appearing on the books of the
LLC) and (B) the fair market value of CMGI's other core businesses (excluding the LLC and its Investments, Portfolio Companies and other activities) comprised of companies, tangible assets and operating divisions to the extent owned by CMGI (determined as if these other core businesses were, in the aggregate, a separate publicly traded entity), the fair market value of which shall also be determined by the Appraiser as of the time of the Qualifying Change of Control. The purpose of this calculation is to determine the value of the LLC considered as if it were a publicly traded entity at the time of the Qualifying Change of Control by determining that portion of the value of CMGI as measured by the Common Stock Price (less cash, cash equivalents and the amount of any invested cash including the Unrecovered Capital Contribution and the appraised value of CMGI's interest in other core businesses) which reflects the value of all the LLC's Internet-related Investments, Portfolio Companies and activities which have been invested in by the LLC determined as if the LLC were a publicly traded entity owned by the stockholders of CMGI immediately prior to the time of the Qualifying Change of Control with the remainder of the value of CMGI as measured by the Common Stock Price reflecting the value of CMGI's other core businesses (excluding the LLC and its investments, Portfolio Companies and other activities) determined as if those other core businesses were a separate publicly traded entity also owned by the stockholders of CMGI immediately prior to the time of the Qualifying Change of Control.

     The Appraiser must first determine the Fair Market Value of the LLC determined as if it were a publicly traded entity by applying the methodology set forth above, because the Members agree and acknowledge that such methodology is the best available evidence of the actual value of the LLC as if it were a publicly traded entity at the time of the Qualifying Change of Control to the extent that the Common Stock Price reflects the Fair Market Value of the LLC.

Thereafter, the Appraiser, in its discretion, may also (but need not) consider and take into account the following criteria in descending order of importance:

               (x) The fair market value of other publicly traded entities dealing primarily in Internet-related investments and activities of a kind similar to those of the LLC; and

               (y) The Fair Market Value of the LLC (determined as if the LLC were a publicly traded entity) taken as a whole after taking into account the future earnings potential business prospects of all its various Internet-related investments and activities taken as a whole, with particular emphasis on the LLC's business plan and strategy for implementing that plan, taken as a whole, and the general market conditions in the venture capital industry for Internet-related investments and activities of the kind owned by the LLC.

In determining the Fair Market Value of the LLC, the Appraiser in no event shall determine the individual value of each of the investments of the LLC and then add these values together because such a methodology would fail to take into account the overall business plan and strategy of the LLC to build a business comprised of Internet-related investments and activities which complement and support each other as parts of an overall strategy for the development of an Internet business), but must in all events consider the Fair Market Value of the LLC taken as a whole.

          (c) Upon a Change of Control, as hereinafter defined, each Profit Member's interest shall no longer be subject to the provisions of Section 3.04 (except to the extent such provisions have already been applied to adjust the interest of a Profit Member), provided, however, that the provisions of the second sentence of Section 3.04(b)(ii) and other provisions which apply upon the occurrence of a Clause Z Event shall continue to be applicable in the case of Profit Members and Former Profit Members (i.e., their Investment Percentage Interests shall be subject to complete forfeiture upon the occurrence of a Clause Z Event).


          (d) The LLC, the Class A Member, and CMGI shall be jointly and severally liable to each Profit Member and Former Profit Member for the payment of his or her Change of Control Purchase Price with respect to the LLC's purchase of the interest of such Profit Member or Former Profit Member this
Section 8.04.


          (e) Upon the consummation of the purchase by the LLC of any of the interests of the Profit Members or Former Profit Members upon a Qualifying Change of Control pursuant to this Section 8.04, the Class A Member may, in its sole discretion, and without the approval of the Class B Members (i) treat such interests as being redeemed by the LLC or (ii) admit additional Class B and/or Class C Members in accordance with Section 8.02 hereof and award to the additional Class B and/or Class C Members any or all of the repurchased interests, and no such admission or award shall require the approval of any other Member.

          (f) For purposes of this Agreement, a "Change of Control" shall be deemed to have occurred when there has occurred a change of control of CMGI (i) which has not been approved by a majority of all the members of the Board of Directors of CMGI, or (ii) which has been approved by a majority of all the members of the Board of Directors of CMGI but which has not been approved by a Majority in Number of the Class B Members and which is likely by its terms to have a material adverse effect upon the business and prospects of the LLC as currently, or planned to be, conducted, and which change of control in either event is of a nature that would be required to be reported in response to Items 6(e) or 14(i), (iv), or (v) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") provided that, in the case of a Change of Control reportable under Item 6(e), such Change of Control involves the acquisition by any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but expressly excluding David S. Wetherell) of beneficial ownership, directly or indirectly, of securities or interests in CMGI which represent more than forty percent (40%) of the combined voting power of CMGI's outstanding securities. For purposes of this Agreement, a "Change of Control" shall also be deemed to have occurred when there has occurred a change of control of the Class A Member (i) which has not been approved by a majority of all the members of the Board of Directors of CMGI, or (ii) which has been approved by a majority of all the members of the Board of Directors of CMGI but which has not been approved by a Majority in Number of the Class B Members and which is likely by its terms to have a material adverse effect upon the business and prospects of the LLC as currently, or planned to be, conducted, and which change of control in either event involves (A) the acquisition by any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) of beneficial ownership, directly or indirectly, of securities or interests in the Class A Member which represents more than fifty percent (50%) of the combined voting power of the Class A Member's outstanding securities, or (B) a sale of all or substantially all of the assets of the LLC or of the Class A Member, or
(C) either the merger or consolidation of the LLC or the Class A Member with another entity which is the surviving entity of such merger or consolidation provided that such other entity, prior to such merger or consolidation, was not controlled directly or indirectly by CMGI. A "Qualifying Change of Control" shall mean any Change of Control which is described in clause (i) of either of the two preceding sentences.

          (g) All fees and expenses associated with the appraisal process set forth above shall be paid by CMGI.


          (h) Each Profit Member or Former Profit Member making an Initial Election to have his or her interest repurchased by the LLC as provided in
Section 8.04(a) above following a Qualifying Change of Control shall have one
(1) month following the determination of such person's Change of Control Purchase Price as provided above to reconsider and withdraw such Initial Election. Any withdrawal of an Initial Election must be made by the Profit Member or Former Profit Member by written notice to the Class A Member within said one (1) month period. In the event any such Initial Election is not withdrawn in a timely manner, then it shall become final and binding on the parties and the LLC shall proceed to repurchase the interest owned by such Profit Member or Former Profit Member within two (2) months following the date of the determination of the Change of Control Purchase Price as provided above. In the event that any Profit Member or Former Profit Member fails to make a timely Initial Election to have his or her interest purchased by the LLC as provided in Section 8.04(a) above following a Qualifying Change of Control, such right shall immediately become null and void and shall be of no further force or effect with respect to that Qualifying Change of Control, but such Profit Member or Former Profit Member shall retain his or her rights hereunder with respect to any other or future Qualifying Change of Control.

                                  ARTICLE IX
                          DISSOLUTION AND TERMINATION

     9.01      Events of Dissolution.
               ---------------------

               (a)  The LLC shall be dissolved:

                    (i) on a date designated in writing by (A) the Class A Member and (B) Two-thirds in Number of the Class B Members;

                    (ii) upon the sale or other disposition of all of the LLC's assets; or

                    (iii) upon the entry of a decree of judicial dissolution under Section 18-802 of the Act.


               (b) Dissolution of the LLC shall be effective on the day on which the event occurs giving rise to the dissolution, but the LLC shall not terminate until the LLC's Certificate of Formation shall have been cancelled and the assets of the LLC shall have been distributed as provided herein. Notwithstanding the dissolution of the LLC, prior to the termination of the LLC, as aforesaid, the business of the LLC and the affairs of the Members, as such, shall continue to be governed by this Agreement. A liquidator appointed by the Class B Members (who may be a Member), shall liquidate the assets of the LLC, and distribute the proceeds thereof as contemplated by this Agreement and cause the cancellation of the LLC's Certificate of Formation.

     9.02      Distributions Upon Liquidation.
               ------------------------------

               (a) After payment of liabilities owing to creditors, the liquidator shall set up such reserves as it deems reasonably necessary for any contingent or unforeseen liabilities or obligations of the LLC. Said reserves may be paid over by such liquidator to a bank, to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as such liquidator may deem advisable, such reserves shall be distributed to the Members or their assigns in the manner set forth in paragraph (b) below.

               (b) After paying such liabilities and providing for such reserves, the liquidator shall cause the remaining net assets of the LLC to be distributed to all Members in accordance with Section 4.01 hereof. In the event that any part of such net assets consists of notes or accounts receivable or other non-cash assets, the liquidator may take whatever steps it deems appropriate to convert such assets into cash or into any other form which would facilitate the distribution thereof. If any assets of the LLC are to be distributed in kind, such assets shall be distributed on the basis of their fair market value net of any liabilities. No Member other than the Class A Member shall have any right or interest in or to the name "@Ventures" and all rights and interest in such name shall, upon termination of the LLC, be assigned and transferred to the Class A Member.

                                   ARTICLE X
                                 MISCELLANEOUS

     10.01     Notices. Except as otherwise specifically provided in this
               -------
Agreement, any and all notices, requests, elections, consents or demands permitted or required to be made under this Agreement shall be in writing, signed by the Member giving such notice, request, election, consent or demand, and shall be delivered personally, or sent by registered or certified mail, or by overnight mail, Federal Express or other similar commercial overnight courier, to the other Member or Members at their addresses set forth in Schedule
                                                                        --------
A, and, in the case of a notice to the LLC, at the address of its principal
-
office as set forth in Article I hereof, or at such other address as may be supplied by written notice given in conformity with the terms of this Section
10.01. The date of personal delivery, three days after the date of mailing, the business day after delivery to an overnight courier, as the case may be, or the date of actual delivery if sent by any other method, shall be the date of such notice.


     10.02     Successors and Assigns. Subject to the restrictions on transfer
               ----------------------
set forth herein, this Agreement, and each and every provision hereof, shall be binding upon and shall inure to the benefit of the Members, their respective successors, successors-in-title, heirs and assigns, and each and every successor-in-interest to any Member, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other method, shall hold such interest subject to all of the terms and provisions of this Agreement.



     10.03     Amendments. Except as otherwise specifically provided in this
               ----------
Agreement (including without limitation, Section 3.04 and Article VIII), this Agreement may be amended or modified only by (i) the Class A Member and (ii) a Majority in Number of the Class B Members; provided that (x) no such amendment shall increase the liability of, increase the obligations of or disproportionately adversely affect the interest of, any Member without the specific approval of such Member (other than upon the occurrence of an Event of Forfeiture, upon admission of a Profit Member in accordance with Section 8.02 or upon the adjustment of the Percentage Interests of the Class B Members in accordance with Section 8.03); (y) if any provision of this Agreement provides for the approval or consent of a greater number of Members or of Members holding a higher percentage of the total Percentage Interests of the Members, any amendment effectuated pursuant to such provision, and any amendment to such provision, shall require the approval or consent of such greater number of Members or of Members holding such higher percentage of Percentage Interests; and (z) subject to clauses (x) and (y) above, any amendment to this Section
10.03 shall require the approval of (i) the Class A Member and (ii) Class B Members holding not less than two-thirds of all Percentage Interests held by all Class B Members.

     10.04     Partition. The Members hereby agree that no Member nor any
               ---------
successor-in-interest to any Member, shall have the right while this Agreement remains in effect to have the property of the LLC partitioned, or to file a complaint or institute any proceeding at law or in equity to have the property of the LLC partitioned, and each Member, on behalf of himself, his successors, representatives, heirs and assigns, hereby waives any such right. It is the intention of the Members that during the term of this Agreement, the rights of the Members and their successors-in-interest, as among themselves, shall be governed by the terms of this Agreement, and that the right of any Member or successor-in-interest to assign, transfer, sell or otherwise dispose of his interest in the LLC shall be subject to the limitations and restrictions of this Agreement.

     10.05 No Waiver. The failure of any Member to insist upon strict
           ---------
performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such Member's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder, shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

     10.06 Entire Agreement. This Agreement constitutes the full and complete
           ----------------
agreement of the parties hereto with respect to the subject matter hereof. 10.07 Captions. Titles or captions of Articles or sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

     10.7 Captions. Titles or captions of Articles or sections contained in this
          --------
Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

     10.08 Counterparts. This Agreement may be executed in a number of
           ------------
counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the Members notwithstanding that all Members have not signed the same counterpart.

     10.09 Applicable Law. This Agreement and the rights and obligations of the
           --------------
parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of Delaware.

     10.10 Gender, Etc. In the case of all terms used in this Agreement, the
           -----------
singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, as the context requires.

     10.11 Creditors. None of the provisions of this Agreement shall be for the
           ---------
benefit of or enforceable by any creditor of any Member or of the LLC other than a Member who is such a creditor of the LLC.

                           [Signature pages follow.]

          IN WITNESS WHEREOF, the Members have signed and sworn to this Agreement under penalties of perjury as of the date first above written.

                                   CLASS A MEMBER:

                                   CMG @VENTURES CAPITAL CORP.


                                   By:   /s/Andrew J. Hajducky_III
                                         --------------------------------

                                   Name  Andrew J. Hajducky III
                                         --------------------------------

                                   Title Chief Financial Officer
                                         --------------------------------

                                   CLASS B MEMBERS:

                                   /s/ Jonathan Callaghan
                                   --------------------------------------
                                   Jonathan Callaghan

                                   /s/ John Scott Case
                                   --------------------------------------
                                   John Scott Case

                                   /s/ Gary Curtis
                                   --------------------------------------
                                   Gary Curtis

                                   /s/ Josh Daniels
                                   --------------------------------------
                                   Josh Daniels

                                   /s/ Brad Garlinghouse
                                   --------------------------------------
                                   Brad Garlinghouse

                                   /s/ Denise W. Marks
                                   --------------------------------------
                                   Denise W. Marks

                                   /s/ Peter H. Mills
                                   --------------------------------------
                                   Peter H. Mills

                                   /s/ David J. Nerrow, Jr.
                                   --------------------------------------
                                   David J. Nerrow, Jr.

                                   /s/Marc Poirier
                                   --------------------------------------
                                   Marc Poirier

                                   /s/Lior E. Yahalomi
                                   --------------------------------------
                                   Lior E. Yahalomi

                                   CLASS C MEMBERS:

                                   /s/Denise Ames
                                   --------------------------------------
                                   Denise Ames

                                   /s/Mainini Cabute
                                   --------------------------------------
                                   Mainini Cabute

                                   /s/Charles Finnie
                                   --------------------------------------
                                   Charles Finnie

                                   /s/Matthew Jennings
                                   --------------------------------------
                                   Matthew Jennings

                                   /s/John LaBarre
                                   --------------------------------------
                                   John LaBarre

                                   /s/Daniel Pawliw
                                   --------------------------------------
                                   Daniel Pawliw

                                   /s/Jim Quagliaroli
                                   --------------------------------------
                                   Jim Quagliaroli

                                   /s/Janet Veino
                                   --------------------------------------
                                   Janet Veino

CMGI INC. (solely for purposes of confirming its obligations under Section 8.04(d) and (g) above):

By  /s/ Andrew J. Hajducky III
    -----------------------------------

Name   Andrew J. Hajducky III
       --------------------------------

Title  Chief Financial Officer
       --------------------------------

                              FIRST AMENDMENT TO
                      LIMITED LIABILITY COMPANY AGREEMENT
                                      OF
                            CMGI @VENTURES IV, LLC

          THIS FIRST AMENDMENT, dated as of the 16th day of June, 2000, to the Limited Liability Company Agreement dated as of June 1, 2000 (the "Agreement"), of CMGI @Ventures IV, LLC, a Delaware limited liability company (the "LLC"), is by and among the persons named as the Class A Member and a Majority in Number of the Class B Members on Schedule A to the Agreement, and Denise McCabe ("McCabe") and Peter Cochran ("Cochran"). Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members, desiring to admit each of McCabe and Cochran to the LLC as a Class C Member, effective as of the date hereof, hereby amend the Agreement as follows.

          1.   Admission of McCabe and Cochran. Effective as of the date hereof,
               -------------------------------
Schedules A and B to the Agreement are hereby deleted, and Schedules A and B
-----------     -                                          -----------     -
attached hereto are substituted therefor, in order to reflect (i) the admission of McCabe and Cochran as Class C Members, each with the respective Percentage Interest specified opposite his or her name on Schedule B, and (ii) the
                                               ----------
reduction of the Percentage Interests of each of the Class B Members in connection with such admission, as contemplated by Section 8.02(b) of the Agreement.

          2.   Agreement of McCabe and Cochran. Each of McCabe and Cochran, by
               -------------------------------
her or his execution and delivery of this Amendment: (a) hereby agrees to be bound by all of the covenants, terms and conditions of the Agreement, including without limitation, the obligation to make capital contributions to the LLC pursuant to Section 3.01(c) of the Agreement; (b) hereby agrees to perform all of the obligations arising under the Agreement from and after the date hereof with respect to the interest in the LLC acquired by her or him as a Class C Member; and (c) hereby ratifies and confirms all actions taken by the LLC to date.

          Without limiting the foregoing:

               (i) Each of McCabe and Cochran hereby acknowledges that she or he has received and reviewed a copy of the Agreement, and understands the restrictions imposed upon her or him, in her or his capacity as a Class C Member of the LLC.

               (ii) Each of McCabe and Cochran agrees and acknowledges that: (A) her or his interest in the LLC is subject to modification and forfeiture, all as more fully described in Sections 6.01(d), 8.02,
          8.03 and 3.04 of the Agreement; (B) she or he understands that pursuant to Section 6.07 of the Agreement she or he has agreed to devote the substantial portion of her or his business time to the conduct of the business of the LLC and that pursuant to Section 6.06, she or he has agreed to certain restrictions on her or his business activities; (C) her or his interest in the LLC may not be assigned or transferred, except in compliance with the Agreement, including without limitation,

          Section 8.01; and (D) she or he has had such opportunity as she or he has deemed adequate to ask questions of and receive answers from the LLC or other representatives of the LLC concerning the LLC, and to obtain from representatives of the LLC such information regarding the LLC, which the LLC possesses or can acquire without unreasonable effort or expense, as is necessary to evaluate her or his participation in the LLC.

          3.   No Other Amendments. In all other respects, the Agreement is
               -------------------
hereby ratified and confirmed.

                           [Signature pages follow.]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                   CLASS A MEMBER:

                                   CMG @VENTURES CAPITAL CORP.


                                   By  /s/Andrew J. Hajducky III
                                      ---------------------------------

                                   Name  Andrew J. Hajducky III
                                       --------------------------------

                                   Title Chief Executive Officer
                                        -------------------------------


                                   CLASS B MEMBERS (to be signed by a Majority in Number hereof):

                                   /s/Jonathan Callaghan
                                   ------------------------------------
                                   Jonathan Callaghan

                                   /s/John Scott Case
                                   ------------------------------------
                                   John Scott Case

                                   /s/Gary Curtis
                                   ------------------------------------
                                   Gary Curtis

                                   /s/Josh Daniels
                                   ------------------------------------
                                   Josh Daniels

                                   /s/Brad Garlinghouse
                                   ------------------------------------
                                   Brad Garlinghouse

                                   /s/Denise W. Marks
                                   ------------------------------------
                                   Denise W. Marks

                                   /s/Peter H. Mills
                                   ------------------------------------
                                   Peter H. Mills

                                   /s/David J. Nerrow, Jr.
                                   ------------------------------------
                                   David J. Nerrow, Jr.

                                   /s/Marc Poirier
                                   ------------------------------------
                                   Marc Poirier

                                     /s/Lior E. Yahalomi
                                     ----------------------------------
                                     Lior E. Yahalomi


MEMBERS ADMITTED HEREBY:


/s/Denise McCabe
----------------------------
Denise McCabe

/s/Peter Cochran
----------------------------
Peter Cochran

                              SECOND AMENDMENT TO
                      LIMITED LIABILITY COMPANY AGREEMENT
                                      OF
                            CMGI @VENTURES IV, LLC

          THIS SECOND AMENDMENT, dated as of the 22/nd/ day of August, 2000, to the Limited Liability Company Agreement dated as of June 1, 2000 (the "Agreement"), of CMGI @Ventures IV, LLC, a Delaware limited liability company (the "LLC"), is by and among the persons named as the Class A Member and a Majority in Number of the Class B Members on Schedule A to the Agreement, and Lynne Haro ("Haro"). Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

          For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members, desiring to admit Lynne Haro to the LLC as a Class C Member, effective as of the date hereof, hereby amend the Agreement as follows.

          1. Admission of Haro. Effective as of the date hereof, Schedules A and
             -----------------                                   -----------
B to the Agreement are hereby deleted, and Schedules A and B attached hereto are
                                           -----------     -
substituted therefor, in order to reflect (i) the admission of Haro as a Class C Member, with the Percentage Interest specified on Schedule B, and (ii) the
                                                  ----------
reduction of the Percentage Interests of each of the Class B Members in connection with such admission, as contemplated by Section 8.02(b) of the Agreement.

          2. Agreement of Haro. Haro, by her execution and delivery of this
             -----------------
Amendment: (a) hereby agrees to be bound by all of the covenants, terms and conditions of the Agreement, including without limitation, the obligation to make capital contributions to the LLC pursuant to Section 3.01(c) of the Agreement; (b) hereby agrees to perform all of the obligations arising under the Agreement from and after the date hereof with respect to the interest in the LLC acquired by her as a Class C Member; and (c) hereby ratifies and confirms all actions taken by the LLC to date.

          Without limiting the foregoing:

             (i) Haro hereby acknowledges that she has received and reviewed a copy of the Agreement, and understands the restrictions imposed upon her, in her capacity as a Class C Member of the LLC.

             (ii) Haro agrees and acknowledges that: (A) her interest in the LLC is subject to modification and forfeiture, all as more fully described in Sections 6.01(d), 8.02, 8.03 and 3.04 of the Agreement;
          (B) she understands that pursuant to Section 6.07 of the Agreements he has agreed to devote the substantial portion of her business time to the conduct of the business of the LLC and that pursuant to Section 6.06, she has agreed to certain restrictions on her business activities; (C) her interest in the LLC may not be assigned or transferred, except in compliance with the Agreement, including without limitation, Section 8.01; and (D) she has had such opportunity as he has deemed adequate to ask questions of and receive answers from the LLC or other representatives of the LLC concerning the LLC, and to obtain from representatives of the LLC such information regarding the LLC, which the LLC possesses or can acquire without unreasonable effort or expense, as is necessary to evaluate her participation in the LLC.

          3.  No Other Amendments. In all other respects, the Agreement is
              -------------------
hereby ratified and confirmed.

                           [Signature pages follow.]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                   CLASS A MEMBER:

                                   CMG @VENTURES CAPITAL CORP.


                                   By /s/Andrew J. Hajducky III
                                     ----------------------------------

                                   Name Andrew J. Hajducky III
                                       --------------------------------


                                   Title  Chief Financial Officer
                                         ------------------------------


                                   CLASS B MEMBERS (to be signed by a Majority in Number hereof):

                                   /s/Jonathan Callaghan
                                   ------------------------------------
                                   Jonathan Callaghan

                                   /s/John Scott Case
                                   ------------------------------------
                                   John Scott Case

                                   /s/Gary Curtis
                                   ------------------------------------
                                   Gary Curtis

                                   /s/Josh Daniels
                                   ------------------------------------
                                   Josh Daniels

                                   /s/Brad Garlinghouse
                                   ------------------------------------
                                   Brad Garlinghouse

                                   /s/Denise W. Marks
                                   ------------------------------------
                                   Denise W. Marks

                                   /s/Peter H. Mills
                                   ------------------------------------
                                   Peter H. Mills

                                   /s/ David J. Nerrow, Jr.
                                   ------------------------------------
                                   David J. Nerrow, Jr.

                                   /s/Marc Poirier
                                   ------------------------------------
                                   Marc Poirier

                                                          /s/ Lior E. Yahalomi
                                                          --------------------
                                                          Lior E. Yahalomi



MEMBER ADMITTED HEREBY:


/s/ Lynne Haro
--------------
Lynne Haro

                              THIRD AMENDMENT TO
                      LIMITED LIABILITY COMPANY AGREEMENT
                                      OF
                            CMGI @VENTURES IV, LLC

         THIS THIRD AMENDMENT, dated as of the 6th day of September, 2000, to the Limited Liability Company Agreement dated as of June 1, 2000 (the "Agreement"), of CMGI @Ventures IV, LLC, a Delaware limited liability company (the "LLC"), is by and among the persons named as the Class A Member and a Majority in Number of the Class B Members on Schedule A to the Agreement, and
                                             ----------
Cara McCauley ("McCauley"). Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members, desiring to admit Cara McCauley to the LLC as a Class C Member, effective as of the date hereof, hereby amend the Agreement as follows.

         1.  Admission of McCauley. Effective as of the date hereof, Schedules A
             ---------------------                                   -----------
and B to the Agreement are hereby deleted, and Schedules A and B attached hereto
    -                                          -----------     -
are substituted therefor, in order to reflect (i) the admission of McCauley as a Class C Member, with the Percentage Interest specified on Schedule B, and (ii)
                                                          ----------
the reduction of the Percentage Interests of each of the Class B Members in connection with such admission, as contemplated by Section 8.02(b) of the Agreement.

         2.  Agreement of McCauley. McCauley, by her execution and delivery of
             ---------------------
this Amendment: (a) hereby agrees to be bound by all of the covenants, terms and conditions of the Agreement, including without limitation, the obligation to make capital contributions to the LLC pursuant to Section 3.01(c) of the Agreement; (b) hereby agrees to perform all of the obligations arising under the Agreement from and after the date hereof with respect to the interest in the LLC acquired by her as a Class C Member; and (c) hereby ratifies and confirms all actions taken by the LLC to date.

         Without limiting the foregoing:

             (i) McCauley hereby acknowledges that she has received and reviewed a copy of the Agreement, and understands the restrictions imposed upon her, in her capacity as a Class C Member of the LLC.

             (ii) McCauley agrees and acknowledges that: (A) her interest in the LLC is subject to modification and forfeiture, all as more fully described in Sections 6.01(d), 8.02, 8.03 and 3.04 of the Agreement; (B) she understands that pursuant to Section 6.07 of the Agreement she has agreed to devote the substantial portion of her business time to the conduct of the business of the LLC and that pursuant to Section 6.06, she has agreed to certain restrictions on her business activities; (C) her interest in the LLC may not be assigned or transferred, except in compliance with the Agreement, including without limitation, Section 8.01; and (D) she has had such opportunity as he has deemed adequate to ask questions of and receive answers from the LLC or other representatives of the LLC concerning the LLC, and to obtain from representatives of the LLC such information regarding the LLC, which the LLC possesses or can acquire without unreasonable effort or expense, as is necessary to evaluate her participation in the LLC.

         3.       No Other Amendments.  In all other respects, the Agreement is
                  -------------------
hereby ratified and confirmed.

                           [Signature pages follow.]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                CLASS A MEMBER:

                                CMG @VENTURES CAPITAL CORP.

                                By   /s/ Andrew J. Hajducky III
                                     ---------------------------------

                                Name  Andrew J. Hajducky III
                                     ---------------------------------

                                Title Chief Financial Officer
                                      --------------------------------

                                CLASS B MEMBERS (to be signed by a Majority in Number hereof):

                                /s/ Jonathan Callaghan
                                --------------------------------------
                                Jonathan Callaghan

                                /s/ John Scott Case
                                --------------------------------------
                                John Scott Case

                                /s/ Gary Curtis
                                --------------------------------------
                                Gary Curtis

                                /s/ Josh Daniels
                                --------------------------------------
                                Josh Daniels

                                /s/ Brad Garlinghouse
                                --------------------------------------
                                Brad Garlinghouse

                                /s/ Denise W. Marks
                                --------------------------------------
                                Denise W. Marks

                                /s/ Peter H. Mills
                                --------------------------------------
                                Peter H. Mills

                                /s/ David J. Nerrow, Jr.
                                --------------------------------------
                                David J. Nerrow, Jr.

                                /s/ Marc Poirier
                                --------------------------------------
                                Marc Poirier

                                /s/ Lior E. Yahalomi
                                --------------------------------------
                                Lior E. Yahalomi


MEMBER ADMITTED HEREBY:


/s/ Cara McCauley
-----------------
Cara McCauley

                              FOURTH AMENDMENT TO
                      LIMITED LIABILITY COMPANY AGREEMENT
                                      OF
                            CMGI @VENTURES IV, LLC

         THIS FOURTH AMENDMENT, dated as of the first day of December, 2000, to the Limited Liability Company Agreement dated as of June 1, 2000 (as amended to date, the "Agreement"), of CMGI @Ventures IV, LLC, a Delaware limited liability company (the "LLC"), is by and among Two-thirds in Number of the Class B Members named on Schedule A to the Agreement, and Denise Ames. Capitalized terms used
         ----------
herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members hereby amend the Agreement as follows.

         1.  Treatment of Ms. Ames in Respect of Event of Termination. Effective
             --------------------------------------------------------
as of the date hereof, Ms. Ames' relationship with all Employers has terminated, and such termination constitutes an Event of Forfeiture. The Members and Ms. Ames agree that, notwithstanding any provision of the Agreement to the contrary,
(i) such Event of Forfeiture shall not constitute a Clause Z Event, and (ii) Ms. Ames' Vested Percentage shall equal 20%. Therefore, effective as of the date hereof, (a) Ms. Ames' Percentage Interest has been reduced to zero; (b) Ms. Ames' Investment Percentage Interest in each Investment in which she participates has been reduced in accordance with Section 3.04(b)(ii) of the Agreement and the Investment Percentage Interest of the other Members participating in such Investments shall be increased to the extent and in the manner provided in Section 3.04(b)(ii); and (c) any amount held in any Vesting Escrow for the benefit of Ms. Ames which is attributable to the portion of her interest which has been forfeited effective as of the date hereof shall be forfeited as provided in Section 3.04(b)(iii). Ms. Ames shall continue to be subject to all other provisions of the Agreement, including without limitation, Sections 3.01(c), and 6.06(b), and the last sentence in the definition of the term "Event of Forfeiture."

         2.  Amendment to Schedule B. Schedule B to the Agreement is hereby
             -----------------------  ----------
deleted, and Schedule B attached hereto is substituted therefor, in order to
             ----------
reflect, effective as of the date hereof: (a) the matters described in Section 1 of this Amendment, (b) an increase in the Percentage Interest of James Quagliaroli made pursuant to Section 8.03(b) of the Agreement, and (c) the modification of the Percentage Interests of the Class B Members as a result of the foregoing.

         3.  No Other Amendments.  In all other respects, the Agreement is
             -------------------
hereby ratified and confirmed.

                           [Signature pages follow.]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                      CLASS B MEMBERS (to be signed by a
                      Two-thirds in Number hereof):

                      /s/ Brad Garlinghouse
                      ---------------------------------------
                      Brad Garlinghouse

                      /s/ Jonathan Callaghan
                      ---------------------------------------
                      Jonathan Callaghan

                      /s/ John Scott Case
                      ---------------------------------------
                      John Scott Case

                      /s/ Gary Curtis
                      ---------------------------------------
                      Gary Curtis

                      /s/ Josh Daniels
                      ---------------------------------------
                      Josh Daniels

                      /s/ Denise W. Marks
                      ---------------------------------------
                      Denise W. Marks

                      /s/ Peter H. Mills
                      ---------------------------------------
                      Peter H. Mills

                      /s/ David J. Nerrow, Jr.
                      ---------------------------------------
                      David J. Nerrow, Jr.

                      /s/ Marc Poirier
                      ---------------------------------------
                      Marc Poirier

                      /s/ Lior E. Yahalomi
                      ---------------------------------------
                      Lior E. Yahalomi



/s/ Denise Ames
---------------
Denise Ames

                              FIFTH AMENDMENT TO
                      LIMITED LIABILITY COMPANY AGREEMENT
                                      OF
                            CMGI @VENTURES IV, LLC

         THIS FIFTH AMENDMENT, dated as of the first day of January, 2001, to the Limited Liability Company Agreement dated as of June 1, 2000 (as amended to date, the "Agreement"), of CMGI @Ventures IV, LLC, a Delaware limited liability company (the "LLC"), is by and among Two-thirds in Number of the Class B Members named on Schedule A to the Agreement, and Brad Garlinghouse. Capitalized terms
         ----------
used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members hereby amend the Agreement as follows.

         1.  Treatment of Mr. Garlinghouse in Respect of Event of Termination.
             ----------------------------------------------------------------
Effective as of the date hereof, Mr. Garlinghouse's relationship with all Employers has terminated, and such termination constitutes an Event of Forfeiture. The Members and Mr. Garlinghouse agree that, notwithstanding any provision of the Agreement to the contrary, (i) such Event of Forfeiture shall not constitute a Clause Z Event, and (ii) Mr. Garlinghouse's Vested Percentage shall equal 20%. Therefore, effective as of the date hereof, (a) Mr. Garlinghouse's Percentage Interest has been reduced to zero; (b) Mr. Garlinghouse's Investment Percentage Interest in each Investment in which he participates has been reduced in accordance with Section 3.04(b)(ii) of the Agreement and the Investment Percentage Interest of the other Members participating in such Investments shall be increased to the extent and in the manner provided in Section 3.04(b)(ii); and (c) any amount held in any Vesting Escrow for the benefit of Mr. Garlinghouse which is attributable to the portion of his interest which has been forfeited effective as of the date hereof shall be forfeited as provided in Section 3.04(b)(iii). Mr. Garlinghouse shall continue to be subject to all other provisions of the Agreement, including without limitation, Sections 3.01(c), and 6.06(b), and the last sentence in the definition of the term "Event of Forfeiture."

         2.  Amendment to Schedule B. Schedule B to the Agreement is hereby
             -----------------------  ----------
deleted, and Schedule B attached hereto is substituted therefor, in order to
             ----------
reflect, effective as of the date hereof: (a) the matters described in Section 1 of this Amendment, (b) an increase in the Percentage Interest of John LaBarre made pursuant to Section 8.03(b) of the Agreement, and (c) the modification of the Percentage Interests of the Class B Members as a result of the foregoing.

         3.  No Other Amendments.  In all other respects, the Agreement is
             -------------------
hereby ratified and confirmed.

                           [Signature pages follow.]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                  CLASS B MEMBERS (to be signed by Two-thirds in Number hereof):

                  /s/ Jonathan Callaghan
                  -------------------------------------------
                  Jonathan Callaghan

                  /s/ John Scott Case
                  -------------------------------------------
                  John Scott Case

                  /s/ Gary Curtis
                  -------------------------------------------
                  Gary Curtis

                  /s/ Josh Daniels
                  -------------------------------------------
                  Josh Daniels

                  /s/ Denise W. Marks
                  -------------------------------------------
                  Denise W. Marks

                  /s/ Peter H. Mills
                  -------------------------------------------
                  Peter H. Mills

                  /s/ David J. Nerrow, Jr.
                  -------------------------------------------
                  David J. Nerrow, Jr.

                  /s/ Marc Poirier
                  -------------------------------------------
                  Marc Poirier

                  /s/ Lior E. Yahalomi
                  -------------------------------------------
                  Lior E. Yahalomi


/s/ Brad Garlinghouse
---------------------
Brad Garlinghouse

                                      -2-